Exhibit 10.27

EXECUTION VERSION

SALE AND PURCHASE AGREEMENT

ENTERED INTO BY AND BETWEEN

THE SELLERS (defined herein)

URBVAN MOBILITY LTD

AS THE COMPANY

SWVL GLOBAL FZE

AS BUYER

SWVL HOLDINGS CORP.

AS BVI AFFILIATE

And

RENATO PICARD

AS SELLER REPRESENTATIVE

NEW YORK, July 11, 2022

SALE AND PURCHASE AGREEMENT

In New York, July 11, 2022.

BY AND AMONG

(i)	ON THE ONE PART,

The Persons listed on Schedule 1 attached hereto (each, a “Seller” and collectively, the “Sellers”).

(ii)	ON THE OTHER PART,

URBVAN MOBILITY LTD., an exempted limited liability company duly incorporated and existing under the laws of the Cayman Islands for an indefinite period of time, by virtue of a public deed granted on June 18, 2019, before Joy A. Rankine, Assistant Registar of Companies of the Cayman Island, registered with the Registar of Companies of the Cayman Island under file number 352705, having its registered office at Campbells Corporate Services Limited, Floor 4, Willow House, Cricket Square, Grand Cayman KY1-9010, Cayman Islands (the “Company”).

The Company is duly represented by Mr. Renato Picard, a Mexican citizen, of legal age, with domicile in Mexico at Jardin 115, Tlacopac, Mexico City, Mexico 01040, who is duly authorized to sign and execute this agreement in his capacity as a Director of the Company.

(iii)	ON THE OTHER PART,

SWVL GLOBAL FZE, a Limited Liability Free Zone Establishment incorporated under the Dubai World Trade Centre Authority (“DWTCA”) Company Rules and Regulations under Dubai law No 9 of 2015, registered with the Mercantile Registrar of Companies of Dubai World Trade Center Authority under number 0361, having its registered office at Office No :02.08 the offices 4 at One Central, Dubai World Trade Centre and without tax identification code since there is no corporate income tax in UAE (the “Buyer”).

The Buyer is duly represented by Mr. Mostafa Essa Mohamed Mohamed Kandil, a citizen of The Arab Republic of Egypt, of legal age, with professional domicile in Office No :02.08 the offices 4 at One Central, Dubai World Trade Centre, and holder of valid Passport of his nationality number A-18493071, who is duly authorized to sign and execute this agreement in his capacity as CEO of the Buyer.

(iv)	ON THE OTHER PART,

SWVL HOLDINGS CORP, a BVI Business Company duly incorporated and existing under the laws of the British Virgin Islands with registered number 2070410 and having its registered office at Kingston Chambers, PO Box 173, Road Town, Tortola, British Virgin Islands, VG1110 (the “BVI Affiliate”).

The BVI Affiliate is duly represented by Mr. Youssef Salem, a Dominican citizen, of legal age, with professional domicile in United Arab Emirates, at Swvl Offices, One Central, Dubai, and holder of valid identity card of his nationality Dominican passport number R0162074, who is duly authorized to sign and execute this agreement in his capacity as Chief Financial Officer.

(v)	ON THE OTHER PART,

Renato Picard, an individual, solely in his capacity as the Seller Representative (the “Seller Representative”).

The Sellers and the Buyer shall hereinafter be individually referred to as a “Party” and jointly as the “Parties”.

RECITALS

A.	The Company’s corporate purpose includes the development, implementation and commercialization of new mobility and transport systems.

In particular, along the lines of its corporate purpose, the Company is the owner of (i) the passenger App (for iOS and Android) named “Urbvan”, and (ii) the driver App (for iOS and Android) named “Urbvan”, in each case used for the provision of mobility services (together, as currently used on the Closing Date, the “Business”).

As of the Closing Date, the Company’s issued and outstanding (i) Ordinary Shares and Preference Shares are as set forth on SCHEDULE A attached hereto (collectively, the “Shares”) and are owned by the respective Persons corresponding thereto on SCHEDULE A (the “Shareholders”), and (ii) options exercisable for Class B Ordinary Shares are as set forth on SCHEDULE B attached hereto (collectively, the “Options”) and are owned by the respective Persons corresponding thereto on SCHEDULE B (the “Optionholders”).

B.	Buyer’s current capital structure is described on SCHEDULE C.

C.

The Buyer has conducted through its advisors, a limited due diligence exercise on the Company and the Business (the “Due Diligence”) based on the information provided by the Company through the VDR (defined below).

D.	The Parties wish to set out the terms and conditions under which the Buyer shall purchase and acquire, and the Sellers shall sell and transfer to the Buyer all of the Shares.

E.

The Parties agree that, simultaneously to the execution of this Agreement, the Company and certain Sellers shall cause all other shareholders of the Mexican Subsidiaries, except for the Company and any other Mexican Subsidiaries, to sell to the Buyer, or any other Person designated by the Buyer, all the shares owned by such other shareholders in the share capital of the Mexican Subsidiaries.

F.	Considering the foregoing, each Party agrees as follows:

CLAUSES

1.	DEFINITIONS AND INTERPRETATION

1.1.	In this Agreement and the Schedules hereto unless the context shall otherwise require:

1.1.1.	words and expressions shall be interpreted in accordance with and shall have the following meanings:

“Affiliate” means, in (i) relation to any Person, any other Person, who: (a) directly or indirectly controls, or is controlled by, or is under common control with, such Person, or (b) directly or indirectly beneficially owns or holds more than 50% (fifty percent) of any class of voting stock or other equity interests of such Person; or (c) has more than 50% (fifty percent) of any class of voting stock or other equity interests that is directly or indirectly beneficially owned or held by such Person. For purposes of this definition, the word “controls” means possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities or otherwise, and (ii) in relation to the Company (except as defined in Clause 3.3.4 below): (a) Urbvan Intermediate Holdings, LLC, a Delaware limited liability company, and (b) the Mexican Subsidiaries.

“Agreement” means this Sale and Purchase Agreement;

“Bad Leaver” means with respect to a Seller Service Provider, where he or she has: (a) voluntarily resigned from the Company or its Affiliates prior to expiry of the Second Earn Out Period other than in connection with a Good Leaver Event, or (b) been validly terminated as a result of having been convicted of Fraud, or (c) being validly terminated as a result of: (i) being convicted of a criminal offence or (ii) act(s) of committing gross misconduct, to the extent such term is defined in the Seller Service Provider’s applicable employment or service contract.

“Basket” has the meaning set out in Clause 6.5.1(ii);

“Board of Directors’ Closing Date Resolutions” has the meaning set out in Clause 6.3.2(iii);

“BVI Affiliate” means Swvl Holdings Corp;

“BVI Shares” means Class A Ordinary Shares of BVI Affiliate;

“BVI Securities” means BVI Shares and the Warrants;

“Business” has the meaning set out in Recital A;

“Business Day” has the meaning set out in Clause 17.4;

“Buyer” means SWVL GLOBAL FZE;

“Buyer Representations and Warranties” has the meaning set out in Clause 10;

“Cap” has the meaning set out in Clause 7.5.1 (iii);

“Claim” has the meaning set out in Clause 8.1;

“COFECE” has the meaning set out in Clause 3.3.1 (i);

“Commission” has the meaning set out in Clause 3.2.2;

“Company” has the meaning set out in Recital A;

“Company’s IP Rights” has the meaning set out in Clause 2.12.1 of the Sellers’ Representations and Warranties;

“Company Representations and Warranties” has the meaning set out in Clause 6.1;

“Confidential Information” has the meaning set out in Clause 12.1;

“Closing” has the meaning set out in Clause 6.1;

“Closing Date” has the meaning set out in Clause 6.1;

“Confidential Arbitration Information” shall have the meaning set forth in Clause 18.2;

“Control” means possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities or otherwise;

“Damage” has the meaning set out in Clause 7.4;

“de Minimis Franchise” has the meaning set out in Clause 6 (i);

“Due Diligence” has the meaning set out in Recital C;

“DWTCA” means the Dubai World Trade Centre Authority;

“Earn Out” has the meaning set out in Clause 3.3.1;

“Earn Out Payment” has the meaning set out in Clause 3.3.1 (iii);

“Earn Out Warrants” means the First Earn Out Warrants and the Second Earn Out Warrants;

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

“Expense Fund Amount” means $200,000.

“Fair Market Value” means, with respect to any security or other property, the fair market value of such security or other property as determined by the Board of Directors of the BVI Affiliate, acting in good faith.

“Financial Statements” has the meaning set out in Clause 2.3.1 of the Company Representations and Warranties;

“Financial Statements 2022” has the meaning set out in Clause 2.3.1 of the

Company Representations and Warranties;

“First Earn Out Conditions” has the meaning set out in Clause 3.3.4(iv);

“First Earn Out Consideration” means the consideration set forth in Clause 3.3.1 consisting of the First Earn Out Warrants and First Earn Out Cash Payments; “First Earn Out Period” has the meaning set out in Clause 3.3.4(v);

“First Earn Out Shares Amount” has the meaning set out in Clause 3.3.4(vi);

“First Earn Out Warrants” has the meaning set out in Clause 3.3.1;

“Fixed Consideration” means collectively, the Upfront Consideration and the Initial Cash Payment;

“Fundamental Representations and Warranties” means the Company Representations and Warranties set forth in Clauses 1.1 through 1.1.11 on SCHEDULE 6(B);

“Good Leaver Event” means with respect to a Seller Service Provider, where he or she has terminated his or her respective employment with, or service to, the Company and its Affiliates (including each Mexican Subsidiary) as a result of (i) a reduction of such Seller Service Provider’s annual base compensation by more than 10% in the aggregate in a specific year, (ii) a material reduction in such Seller Service Provider’s Level in the organization within the applicable Buyer Affiliate, or (ii) such Seller Service Provider’s principal office location moving more than 35 miles from such Seller Service Provider’s office as of Closing, provided that in each case such Seller Service Provider provides written notice of the respective Good Leaver Event no later than 60 days following its occurrence, and such Good Leaver Event is not cured by the Buyer (or Buyer Affiliate) within 30 days after such notice is provided.

“Governmental Authority” means any foreign, domestic, federal, territorial, state, municipal or local governmental authority of any nature, including any government and any governmental agency, ministry, instrumentality, court, tribunal or commission, or any subdivision, department or branch of any of the foregoing, or body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, policy, regulatory or Tax authority or power of any nature in Mexico;

“Governmental Authorizations” means any waiver, exemption, variance, certificate, franchise, permit, approval, exemption, authorization, concession, clearance, license, consent, or similar order of or from, or filing or registration with, or notice to, any Governmental Authority, including, without limitation, any environmental permits, building permits, municipal construction and land use licenses, and all amendments, modifications, supplements, general conditions and addenda thereto;

“GDPR” means General Data Protection Regulation;

“ICC” means the International Chamber of Commerce;

“ICC Rules” means the Rules of Arbitration of the International Chamber of Commerce;

“Intellectual Property Rights” means any trading names, trademarks, patents and other intellectual or industrial property rights, including intellectual property rights in software, computer programs and applications;

“Key Manager” means each of Renato Picard and Joao Albino;

“knowledge of the Company” means the actual knowledge of Renato Picard, Joao Albino, Max Cesar Linares and Andrés González.

“Law” means all of the applicable laws (statutory, judicial or otherwise), rules, regulations, ordinances, judgments, decrees, orders, writs and injunctions of any Governmental Authority, court, agency, department, commission, board, bureau or instrumentality thereof of the state of New York, and “Lawfully” should be construed accordingly;

“Licensed-In IP Rights” has the meaning set out in Clause 2.12.14 of the Company Representations and Warranties;

“Liens” means any mortgage, pledge, usufruct, limitation to ownership, easement, free-use, privilege, attachment, option, pre-emption right, trust, security interest, lien, charges, encumbrance, any other burden, restraint, encumbrance, security, lien, charge, right or Claim of any third party, or any title defect, voting trust agreement, option, right of first offer, negotiation or refusal, proxy, or similar restrictions or limitations of ownership, use or disposition of property, including any of the foregoing as may arise under any agreement;

“Market Price” means, with respect to the BVI Shares, for any given date, the simple arithmetic average of the volume weighted average price as displayed under the heading “Bloomberg VWAP” on Bloomberg page “SWVL <equity> AQR” (or its equivalent successor if such page is not available) in respect of the period from the scheduled open of trading until the scheduled close of trading of the primary trading session on each applicable trading day for each of the ten trading days immediately preceding (but not including) such date of the last reported sale price, regular way, or, in case no such reported sales take place on such ten days, the ten-day trailing average of closing bids and ask prices, regular way, of the BVI Shares on the Nasdaq Stock Market for each such trade. If the BVI Shares are not listed on the Nasdaq Stock Market on any date of determination, the Market Price of the BVI Shares on such date of determination means the simple arithmetic average over the ten trading days immediately preceding (but not including) such date of the closing sale price as reported in the composite transactions for the principal U.S. national or regional securities exchange on which the BVI Shares are so listed or quoted, or, if no closing sale price is reported, the simple arithmetic average over the ten trading days immediately preceding (but not including) such date of the last reported sale price on the principal U.S. national or regional securities exchange on which the BVI Shares are so listed or quoted, or, if the BVI Shares are not so listed or quoted on a U.S. national or regional securities exchange, the simple arithmetic average over the ten trading days immediately preceding (but not including) such date of the last quoted bid price for the BVI Shares in the over-the-counter market as reported by Pink Sheets LLC or a similar organization, or, if that bid price is not available, the Market Price of the BVI Shares on that date shall mean the Fair Market Value per share as determined by the Board of Directors of the BVI Affiliate in reliance on an opinion of a nationally recognized independent investment banking firm retained by the BVI Affiliate for this purpose and certified in a resolution of the Board of Directors of the BVI Affiliate sent to the Seller Representative and the Sellers. For the purposes of determining the Market Price of the BVI Shares following the occurrence of an event, (i) each trading day shall be deemed to commence immediately after the regular scheduled closing time of trading on the Nasdaq Stock Market or, if trading is closed at an earlier time, such earlier time and (ii) each trading day shall end at the next regular scheduled closing time, or if trading is closed at an earlier time, such earlier time (for the avoidance of doubt, and as an example, if the Market Price is to be determined as of the last trading day preceding a specified event and the closing time of trading on a particular day is 4:00 p.m. New York City time and the specified event occurs at 5:00 p.m. New York City time on that day, the Market Price would be determined by reference to such 4:00 p.m. New York City time closing price). For the avoidance of doubt, any volume weighted average price shall be determined without regard to after hours trading or any other trading outside of the regular trading session trading hours.

“Material Adverse Change” means any change, effect, circumstance, event or condition that (a) has, or would reasonably be expected to have, a substantial negative impact on the business, condition, assets, finances, operation or properties of the Company, or (b) restricts the Sellers’ ability to carry out the transactions that are the subject matter hereof or to perform their obligations hereunder; except a “Material Adverse Change” shall not include any change, effect, circumstance, event or condition, directly or indirectly, arising out of or attributable to: (i) the occurrence or worsening of any event of terrorism, act of war, event of natural disaster, or other calamity or crisis; (ii) changes in general economic, regulatory, financial, securities, or political conditions; (iii) changes affecting the Company’s industry generally; or (iv) the public announcement of this Agreement or the transactions contemplated hereby;

“Mexican Subsidiaries” means each of (i) Commute Technologies, S.A.P.I. de C.V.; (ii) Urbvan Commute Operations, S.A.P.I. de C.V.; (iii) OPS Transit Mobility, S.A. de C.V.; (iv) ID Vans, S.A.P.I. de C.V. and (v) Admin Mobility,

S.A. de C.V;

“Nominative Transfers” has the meaning set out in Clause 5.3.1(vi);

“Non-Compete Period” has the meaning set out in Clause 11.2;

“Non-Compete Geographic Scope” has the meaning set out in Clause 11.2;

“Operational Cap” has the meaning set out in Clause 6.5.1(iv);

“Person” means any individual, corporation, partnership, firm, association, joint stock company, trust, unincorporated organization or Governmental Authority or political subdivision thereof;

“PEs” has the meaning set out in Clause 2.9.7 of the Company Representations and Warranties;

“Post-Closing Tax Period” means any taxable period ending after the Closing Date.

“Pre-Closing Tax Period” means any taxable period ending on or prior to the Closing Date.

“Purchase Price” has the meaning set out in Clause 3.1;

“Real Estate Properties” has the meaning set out in Clause 2.8.1 of the Company

Representations and Warranties;

“Registration Statement” has the meaning set out in Clause 3.2.2;

“Related Parties” means, in respect of any Seller:

(i)	its Affiliates (excluding the Company); and

(ii)	each of their respective directors and, in case of a Person which is an individual, the persons within its first degree of consanguinity or affinity;

“Response” has the meaning set out in Clause 8.2;

“Revenue Report” has the meaning set out in Clause 3.3.4;

“Rule 144” means Rule 144 under the Securities Act.

“Second Earn Out Conditions” has the meaning set out in Clause 3.3.4(viii);

“Second Earn Out Consideration” means the consideration set forth in Clause 3.3.2 consisting of the Second Earn Out Warrants and Second Earn Out Cash

Payments;

“Second Earn Out Period” has the meaning set out in Clause 3.3.4(ix);

“Second Earn Out Shares Amount” has the meaning set out in Clause 3.3.4(x); “Second Earn Out Warrants” has the meaning set out in Clause 3.3.2;

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder;

“Shareholders’ Agreement” means any shareholders’ agreement regarding the Company in force before the execution date;

“Shareholders’ Closing Date Resolutions” has the meaning set out in Clause

5.3.1(vi);

“Shares” has the meaning in Recital A;

“Sellers” has the meaning set out in the introductory clauses of this Agreement;

“Sellers’ Bank Accounts” has the meaning set out in Clause 3.2.6;

“Sellers Representations and Warranties” has the meaning set out in Clause 6.1;

“Service Agreements” has the meaning set forth under Clause 2.8.2 of the Company Representations and Warranties;

“Straddle Period” has the meaning set forth under Clause 13(c)(i).

“Tax” or “Taxes” means (i) all national, regional, local, municipal, foreign or other taxes including, without limitation, taxes, whether direct or indirect, and whether levied by reference to income, profits, gains, net wealth, gross receipts, license, excise, severance, stamp, occupation, premium, franchise, real property, personal property, sales, use, transfer, registration, escheat, unclaimed property, asset values, turnover, value added or other reference and local or municipal imposition, duties, contributions and levies (including employment contributions, payroll taxes and social security contributions), whenever and wherever imposed (whether imposed by way of a withholding or deduction for or on account of tax otherwise), in respect of the Company, and (ii) any related interest, fines or penalties relating to the foregoing or resulting from a failure to comply with any provisions of any enactment relating to tax;

“Third Party Claim” has the meaning set out in Clause 8.3;

“Transaction” means (i) the transfer by the Sellers to the Buyer of the Shares, and (ii) cancellation of the Options, in each case pursuant to the terms and conditions of this Agreement;

“Transaction Documents” means this Agreement or any other documents that are contemplated by this Agreement or that may be reasonably required by applicable Law in order to consummate the transactions set forth in this Agreement or in connection therewith;

“Transaction Expenses” means all third party fees, costs, expenses, payments and expenditures incurred by or on behalf of the Company in connection with the Transaction and this Agreement, whether or not incurred, billed or accrued;

“Transfer” means sell, assign, transfer, pledge, encumber, grant any economic, voting or other participation interests in, contractually transfer the economic benefits or other attributes of ownership of, or in any manner dispose of;

“Upfront Share Consideration” has the meaning set out in Clause 3.2.2(i);

“USB” means a portable memory device including the contents of the documentation uploaded in the VDR as of the Closing Date;

“USD”, “$” or “Dollars” means the current legal currency of the United States of America;

“VDR” means the Virtual Data Room available to the Buyer through a cloud service for carrying out the Due Diligence process available from January 27, 2022 until the Closing Date;

“Warrants” means the Upfront Warrants and the Earn Out Warrants.

1.1.2.	the headings contained in this Agreement are inserted for convenience only and shall not affect the construction of the Agreement;

1.1.3.	references to one gender include all genders;

1.1.4.

the expressions “ordinary course of business” or “business in the ordinary course” mean the ordinary and usual course of business of the Company (including the operational and commercial policies, practices and procedures) as conducted by the Company in the twelve months preceding the date hereof and according to the standard practices of the Company;

1.1.5.	reference to the singular shall include the plural and vice versa;

1.1.6.	where a word or expression is given a particular meaning, other grammatical forms or parts of speech of such word or expression shall bear a corresponding meaning;

and

1.1.7.

unless otherwise stated, reference to Recitals, Clauses and Schedules are to recitals, clauses, and schedules of and to the Agreement. Schedules form part of and shall be construed as one with this Agreement.

2.	PURPOSE OF THIS AGREEMENT: SALE AND PURCHASE OF THE SHARES

2.1.

The purpose of this Agreement is the sale and transfer of the Shares by the Shareholders to the Buyer and the cancellation and termination of the Options and Warrants. Therefore, subject to the terms and conditions of this Agreement, at and effective as of the Closing, the (i) Shareholders hereby sell and transfer to the Buyer, and the Buyer hereby purchases and acquires, in consideration of the payment of the Purchase Price to the applicable Shareholders, full title ownership over the Shares, free of any charges, encumbrances or third party rights, and together with any and all rights and benefits attached to the Shares as from the Closing Date, including, without limitation, any dividends which may accrue as from such date, and (ii) Optionholders hereby agree that all Options shall terminate, unexercised, without any further force or effect and notwithstanding anything to the contrary in any Option or document or agreement documenting any Option (the “Option Cancellation”), in consideration of the payment of the Purchase Price to the applicable Optionholders.

3.	PURCHASE PRICE AND ADDITIONAL CONTINGENT EARN-OUT

3.1.	Purchase Price

The total purchase price payable to the Sellers as consideration for the Shares and Option Cancellation shall equal the sum of (i) the Fixed Consideration, plus (ii) if and to the extent accrued and subject to the other conditions in each case described in Clause 3.3 below, the Earn Out. For purposes hereof, the “Purchase Price” shall mean the Fixed Consideration.

3.2.	Fixed Consideration

3.2.1.	The Fixed Consideration shall be paid to the Sellers by the Buyer and BVI Affiliate, as applicable, as follows:

(i)

at the Closing, the BVI Affiliate shall issue and deliver to each Seller, other than an Unaccredited Seller, a warrant in substantially the form attached hereto as Exhibit 3.2.1(i) (each an “Upfront Warrant” and collectively, the “Upfront Warrants”) and exercisable for up to such number of BVI Shares as is set forth opposite to such Seller’s name on Schedule 3.2.1(i) (with all Upfront Warrants issued hereunder, collectively, the “Upfront Share Consideration”), and with the initial exercise date for such BVI Shares being the Warrant Shares Release Date related thereto as is described on Schedule 6.5.2(v);

(ii)	[Intentionally Omitted]; and

(iii)

(A) on or before the six (6) month anniversary date of the Closing Date, the Buyer shall pay and deliver to each Seller described on Schedule 3.2.1(iii) (each, an “Unaccredited Seller”), and to the bank account for such Seller described on such Exhibit, immediately available funds in the amount equal to the product of (a) such number of BVI Shares set forth opposite such Seller’s name on such Schedule corresponding to such six (6) month anniversary date, multiplied by (b) the Market Price, as determined on such six (6) month anniversary date (such amount, the “First Cash Payment”);

(B)

on or before the ten (10) month anniversary date of the Closing Date, the Buyer shall pay and deliver to each Unaccredited Seller, and to the bank account for such Seller described on Schedule 3.2.1(iii), immediately available funds in the amount equal to the product of (a) such number of BVI Shares set forth opposite such Seller’s name on such Schedule corresponding to such ten (10) month anniversary date, multiplied by (b) the Market Price, as determined on such ten (10) month anniversary date (such amount, the “Second Cash Payment”);

(C)

on or before the twelve (12) month anniversary date of the Closing Date, the Buyer shall pay and deliver to each Unaccredited Seller, and to the bank account for such Seller described on Schedule 3.2.1(iii), immediately available funds in the amount equal to the product of (a) such number of BVI Shares set forth opposite such Seller’s name on such Schedule corresponding to such twelve (12) month anniversary date, multiplied by (b) the Market Price, as determined on such twelve (12) month anniversary date (such amount, the “Third Cash Payment”);

(D)

on or before the sixteen (16) month anniversary date of the Closing Date, the Buyer shall pay and deliver to each Unaccredited Seller, and to the bank account for such Seller described on Schedule 3.2.1(iii), immediately available funds in the amount equal to the product of (a) such number of BVI Shares set forth opposite such Seller’s name on such Schedule corresponding to such sixteen (16) month anniversary date, multiplied by (b) the Market Price, as determined on such sixteen (16) month anniversary date (such amount, the “Fourth Cash Payment”); and

(E)

on or before the twenty-four (24) month anniversary date of the Closing Date, the Buyer shall pay and deliver to each Unaccredited Seller, and to the bank account for such Seller described on Schedule 3.2.1(iii), immediately available funds in the amount equal to the product of (a) such number of BVI Shares set forth opposite such Seller’s name on such Schedule corresponding to such twenty-four (24) month anniversary date, multiplied by (b) the Market Price, as determined on such twenty-four (24) month anniversary date (such amount, the “Fifth Cash Payment” and together with the First Cash Payment, Second Cash Payment, Third Cash Payment and Fourth Cash Payment, collectively, the “Initial Cash Payment”).

3.2.2.	Registration Obligations

(i)

The BVI Affiliate agrees that, on or before October 15, 2022, the BVI Affiliate will file with the U.S. Securities and Exchange Commission (the “Commission”) (at the BVI Affiliate’s sole cost and expense) a registration statement (the “Registration Statement”) registering the resale of the BVI Shares issuable under the Upfront Warrants (the “Initial Warrant Shares”), and to use commercially reasonable efforts have the Registration Statement declared effective as soon as practicable after the filing thereof (such date, the “Effective Date”); provided, however, that the BVI Affiliate’s obligations to include a Seller’s Initial Warrant Shares in the Registration Statement are contingent upon such Seller furnishing in writing to the BVI Affiliate such information regarding such Seller, the securities of the BVI Affiliate held by such Seller and the intended method of disposition of such Initial Warrant Shares as shall be reasonably requested by the BVI Affiliate to effect the registration of the Initial Warrant Shares, and such Seller shall execute such documents in connection with such registration as the BVI Affiliate may reasonably request that are customary of a selling stockholder in similar situations, including providing that the BVI Affiliate shall be entitled to postpone and suspend the effectiveness or use of the Registration Statement during any customary blackout or similar period or as permitted hereunder. The BVI Affiliate shall provide a draft of the Registration Statement to the Seller Representative at least two (2) Business Days in advance of its anticipated initial filing date; provided that the Seller Representative agrees to keep confidential the receipt of such Registration Statement and the information contained therein until filed with the Commission. It is further agreed that the “Plan of Distribution” shall be reasonably satisfactory to the Seller Representative prior to any filing of the Registration Statement. Notwithstanding the foregoing, if the Commission prevents the BVI Affiliate from including any or all of the Initial Warrant Shares proposed to be registered under the Registration Statement due to limitations on the use of Rule 415 of the Securities Act for the resale of the Initial Warrant Shares by the applicable Seller(s) or otherwise, such Registration Statement shall register for resale such number of Acquired Shares which is equal to the maximum number of Acquired Shares as is permitted by the Commission. In such event, the number of Acquired Shares to be registered for each Seller named in the Registration Statement shall be reduced pro rata among all such Sellers. Upon notification by the Commission that the Registration Statement has been declared effective by the Commission, within two (2) Business Days thereafter, the BVI Affiliate shall file the final prospectus under Rule 424 of the Securities Act.

(ii)

BVI Affiliate shall not suspend the use of the prospectus forming part of a BVI Registration Statement unless it suspends the use of the prospectus filed with the SEC prior to the BVI Registration Statement and related to the resale of Class A Ordinary Shares of the BVI Affiliate which are held by investors in the BVI Affiliate’s PIPE financing and certain BVI Affiliate insiders (ie: executives, founders, etc.) (or any replacement prospectus).

(iii)	BVI Affiliate shall, at its expense:

•

except for such times as the BVI Affiliate is permitted hereunder to suspend the use of the prospectus forming part of a BVI Registration Statement, use its commercially reasonable efforts to keep such registration, and any qualification, exemption or compliance under applicable securities laws which the BVI Affiliate determines to obtain, continuously effective with respect to the Sellers, and to keep the applicable BVI Registration Statement or any subsequent shelf registration statement free of any material misstatements or omissions, until the earliest of the following: the date all BVI Shares issuable upon exercise of the Warrants held by all Sellers may be sold by the Sellers without restriction under Rule 144, including without limitation, any volume and manner of sale restrictions which may be applicable to affiliates under Rule 144 promulgated under the Securities Act and without the requirement for the BVI Affiliate to be in compliance with the current public information required under Rule 144(c)(1) or Rule 144(i)(2) and thirty-six (36) months from the Effective Date of the applicable Registration Statement).

•

advise the Seller Representative within two (2) Business Days: (1) of the issuance by the Commission of any stop order suspending the effectiveness of the applicable BVI Registration Statement or the initiation of any proceedings for such purpose; (2) of the receipt by the BVI Affiliate of any notification with respect to the suspension of the qualification of the Initial Warrant Shares or Subsequent Warrant Shares, as applicable, included therein for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and (3) of the occurrence of any event that requires the making of any changes in the applicable BVI Registration Statement or prospectus so that, as of such date, such BVI Registration Statement or prospectus does not contain any untrue statement of material fact or omit to state a material fact necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading. Notwithstanding anything to the contrary set forth herein, the BVI Affiliate shall not, when so advising the Seller Representative of such events, provide the Seller Representative with any material, nonpublic information regarding the BVI Affiliate other than to the extent that providing notice to the Seller Representative of the occurrence of the events listed in (1) through (3) in the paragraph immediately above constitutes material, nonpublic information regarding the BVI Affiliate;

•	use its commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of the applicable the BVI Registration Statement as soon as reasonably practicable;

•

use its commercially reasonable efforts to cause all Initial Warrant Shares and Subsequent Warrant Shares, as applicable, to be listed on each securities exchange or market, if any, on which the BVI Shares issued by the BVI Affiliate have been listed;

•

if requested by the Seller Representative, remove the restrictive legend described in in Clause 3.5.2 (or instruct its transfer agent to so remove such legend) from the Initial Warrant Shares and Subsequent Warrant Shares, as applicable, if (1) the applicable BVI Registration Statement is and continues to be effective under the Securities Act, (2) such Initial Warrant Shares or Subsequent Warrant Shares, as applicable, are sold or transferred pursuant to Rule 144 (if the transferor is not an affiliate of the BVI Affiliate and subject to all applicable requirements of Rule 144 being met), or (3) such Initial Warrant Shares or Subsequent Warrant Shares, as applicable, are eligible for sale under Rule 144, without the requirement for the BVI Affiliate to be in compliance with the current public information required under Rule 144(c)(1) (or Rule 144(i)(2), if applicable) as to such Initial Warrant Shares or Subsequent Warrant Shares, as applicable, and without volume or manner-of-sale restrictions; provided that the applicable Seller(s) shall have timely provided customary representations and other documentation reasonably acceptable to the BVI Affiliate, its counsel and/or its transfer agent, including, if necessary, a supporting legal opinion of counsel to the sellers (at the applicable Seller’s expense), in connection therewith (the “Representations”). Any fees (with respect to the transfer agent, BVI Affiliate’s counsel or otherwise) associated with the issuance of any legal opinion required by the BVI Affiliate’s transfer agent or the removal of such legend shall be borne by the BVI Affiliate. If a legend is no longer required pursuant to the foregoing, the BVI Affiliate will use commercially reasonable efforts to cause its transfer agent to, as promptly as practicable following the delivery by the applicable Seller to the BVI Affiliate or the transfer agent (with notice to the BVI Affiliate) of the Representations, remove the restrictive legend related to the book entry account holding the Initial Warrant Shares or Subsequent Warrant Shares, as applicable, and make a new, unlegended book entry for such Initial Warrant Shares or Subsequent Warrant Shares, as applicable.

(iv)

The BVI Affiliate agrees that, in the event that an Earn Out Warrant becomes issuable hereunder in accordance with Clause 3.3 (the BVI Shares issuable under any Earn Out Warrant, the “Subsequent Warrant Shares”), the BVI Affiliate will promptly, but no later than the earlier of (A) 60 days thereafter and (B) the date on which BVI Affiliate is otherwise registering the resale of its shares on Form F01 or Form F-3 by one or more third parties, file with the Commission (at the BVI Affiliate’s sole cost and expense) a registration statement (each, a “Subsequent Registration Statement” and together with the Registration Statement, a “BVI Registration Statement”) registering the resale of such applicable Subsequent Warrant Shares, and use commercially reasonable efforts to have the Subsequent Registration Statement declared effective as soon as practicable after the filing thereof (such date, the applicable “Subsequent Effective Date”); provided, however, that the BVI Affiliate’s obligations to include a Seller’s Subsequent Warrant Shares in the Subsequent Registration Statement are contingent upon such Seller furnishing in writing to the BVI Affiliate such information regarding such Seller, the securities of the BVI Affiliate held by such Seller and the intended method of disposition of such Subsequent Warrant Shares as shall be reasonably requested by the BVI Affiliate to effect the registration of the Subsequent Warrant Shares, and such Seller shall execute such documents in connection with such registration as the BVI Affiliate may reasonably request that are customary of a selling stockholder in similar situations, including providing that the BVI Affiliate shall be entitled to postpone and suspend the effectiveness or use of the Subsequent Registration Statement during any customary blackout or similar period or as permitted hereunder. The BVI Affiliate shall provide a draft of the Subsequent Registration Statement to the Seller Representative at least two (2) Business Days in advance of its anticipated initial filing date; provided that the Seller Representative agrees to keep confidential the receipt of such Subsequent Registration Statement and the information contained therein until filed with the Commission. It is further agreed that the “Plan of Distribution” shall be reasonably satisfactory to the Seller Representative prior to any filing of the Registration Statement. Notwithstanding the foregoing, if the Commission prevents the BVI Affiliate from including any or all of the Subsequent Warrant Shares proposed to be registered under the Subsequent Registration Statement due to limitations on the use of Rule 415 of the Securities Act for the resale of the Subsequent Warrant Shares by the applicable Seller(s) or otherwise, such Subsequent Registration Statement shall register for resale such number of Subsequent Warrant Shares which is equal to the maximum number of Subsequent Warrant Shares as is permitted by the Commission. In such event, the number of Subsequent Warrant Shares to be registered for each Seller named in the Subsequent Registration Statement shall be reduced pro rata among all such Sellers. Upon notification by the Commission that the Subsequent Registration Statement has been declared effective by the Commission, within two (2) Business Days thereafter, the BVI Affiliate shall file the final prospectus under Rule 424 of the Securities Act.

(v)

Notwithstanding the foregoing Clause 3.2.2(iv), the BVI Affiliate shall not be required to comply with Clause 3.2.2(iv) if all Subsequent Warrant Shares are otherwise registered for immediate public resale and without any restrictive legends at the time such Subsequent Warrant Shares become exercisable and available for purchase by the applicable Seller under the applicable Warrant.

3.3.	Earn Out

3.3.1.

First Earn Out. In addition to the Purchase Price, in the event the First Earn Out Conditions are satisfied, the BVI Affiliate shall issue and deliver: (A) to each Seller, other than an Unaccredited Seller, a warrant in substantially the form attached hereto as Exhibit 3.3 (each a “First Earn Out Warrant” and collectively, the “First Earn Out Warrants”) exercisable for such number of BVI Shares equal to the product of (i) the percentage set forth opposite to such Seller’s name on Schedule 3.3.1 (such applicable percentage for each respective Seller, including any Unaccredited Seller, the “Earn Out

Percentage”), and subject to the Earn Out Percentage Adjustment (defined below), multiplied by (ii) the First Earn Out Shares Amount, rounded down to the nearest whole BVI Share, and (B) to each Unaccredited Seller, immediately available funds, to the bank account for such Seller described on Schedule 3.2.1(iii), in an amount (the “First Earn Out Cash Payment”) equal to the product of (i) such Unaccredited Seller’s Earn Out Percentage, subject to the Earn Out Percentage Adjustment, multiplied by (ii) the First Earn Out Shares Amount, rounded down to the nearest whole BVI Share, multiplied by (iii) the Market Price. The First Earn Out Warrants shall be issued, or foregoing cash payment paid in the case of an Unaccredited Seller, as applicable, on the first to occur of (i) 10 days after the Buyer’s issuance of reviewed accounts, approved by the Seller Representative, demonstrating the Company and its Affiliates have collectively received or otherwise booked aggregate Revenue of at least $14,000,000 (fourteen million Dollars) during the First Earn Out Period, or (ii) 10 days after the Buyer’s issuance of reviewed accounts, approved by the Seller Representative, after the end of the First Earn Out Period.

3.3.2.

Second Earn Out. In addition to the Purchase Price, in the event the Second Earn Out Conditions are satisfied, the BVI Affiliate shall issue and deliver (A) to each Seller, other than an Unaccredited Seller, a warrant in substantially the form attached hereto as Exhibit 3.3 (each a “Second Earn Out Warrant” and collectively, the “Second Earn Out Warrants”) exercisable for such number of BVI Shares as equals the product of (i) such Seller’s Earn Out Percentage, and subject to the Earn Out Percentage Adjustment, multiplied by (ii) the Second Earn Out Shares Amount, rounded down to the nearest whole BVI Share, and (B) to each Unaccredited Seller, immediately available funds, to the bank account for such Seller described on Schedule 3.2.1(iii), in an amount (the “Second Earn Out Cash Payment” and together with the First Earn Out Cash Payment, each, a “Earn Out Cash Payment”) equal to the product of (i) such Unaccredited Seller’s Earn Out Percentage, subject to the Earn Out Percentage Adjustment, multiplied by (ii) the Second Earn Out Shares Amount, rounded down to the nearest whole BVI Share, multiplied by (iii) the Market Price. The Second Earn Out Warrants shall be issued, or foregoing cash payment paid in the case of an Unaccredited Seller, as applicable, on the first to occur of (i) 10 days after the Buyer’s issuance of reviewed accounts, approved by the Seller Representative, demonstrating the Company and its Affiliates have collectively received or otherwise booked aggregate Revenue of at least $21,000,000 (twenty-one million Dollars) during the Second Earn Out Period, or (ii) 10 days after the Buyer’s issuance of reviewed accounts, approved by the Seller Representative, after the end of the Second Earn Out Period.

3.3.3.	Earn Out Percentage Adjustment; Revenue Reports.

(i)

Earn Out Percentage Adjustment. Each Seller Service Provider’s Earn Out Percentage shall automatically adjust as follows (the “Earn Out Percentage Adjustment”), in the event and at such time as when any Seller Service Provider, other than Renato Picard and Joao Albino, loses the right to receive any Earn Out Payment, in accordance with Clause 3.3.11 hereunder, based on such Terminated Seller’s termination of service with the Buyer or any Buyer Affiliate after the Closing and prior to the end of the Earn Out Period, due to such Terminated Seller being a Bad Leaver: (i) with respect to a Seller Service Provider that loses the right to receive any Earn Out Payment, such Terminated Seller’s Earn Out Percentage with respect to any Earn Out Payment that has not yet been paid shall be adjusted to equal zero percent (0.00%), and (ii) with respect to each other Seller Service Provider (other than any Terminated Sellers who had previous to such time had their Earn Out Percentage adjusted to equal zero percent (0.00%)), such other Seller Service Providers’ Earn Out Percentages shall be adjusted upwards on a pro-rata basis to reallocate the applicable Terminated Seller’s prior Earn Out Percentage among such other Seller Service Providers on a pro-rata basis, so the aggregate Earn Out Percentages of all such other Sellers shall remain equal to one hundred percent (100%); provided however, that notwithstanding anything to the contrary in the foregoing, in the event that Renato Picard or Joao Albino become a Terminated Seller as a result of being a Bad Leaver, such Terminated Seller’s Earn Out Percentage shall be cancelled and not reallocated among the other Seller Service Providers, such that there shall be no corresponding adjustment of such other Seller Service Provider’s Earn Out Percentage under the foregoing paragraph (ii). Promptly following the occurrence of any Earn Out Percentage Adjustment, the Seller Representative and Buyer shall deliver written notice to the Sellers thereof, with the related Earn Out Percentage Adjustments for each Seller (including any Terminated Seller).

(ii)

Revenue Reports. During the First Earn Out Period and the Second Earn Out Period, the Buyer shall be obliged, upon the Seller Representative’s request after Swvl publicly releases its quarterly results, but no less frequently than on a quarterly basis, to prepare and deliver to the Seller Representative a report which describes in reasonable detail, the Revenues (and sources thereof) during the applicable earn out period (the “Revenue Report”).

If in the opinion of the Seller Representative there is an inaccuracy on the Revenue Report delivered by the Buyer, within 25 (twenty-five) calendar days from the date Buyer delivers the Revenue Report, the Seller Representative and Buyer shall hold meetings to review, discuss and attempt to resolve, in good faith, the discrepancies described by the Seller Representative. The Parties’ legal and accounting advisors may participate in such meetings.

In case of discrepancies between the Buyer and the Seller Representative, at the end of the 25 (twenty-five) calendar days term referred to in the previous paragraph, such discrepancies shall be submitted to the unappealable decision of an auditing firm to be chosen by mutual agreement of the Buyer and the Seller Representative, which shall be any of the following so long as the chosen firm is not otherwise engaged by the Buyer or its Affiliates for other services at such time or during the six (6) months prior to such time: KPMG Cárdenas Dosal, S.C., Mancera, S.C. (Ernst & Young), PricewaterhouseCoopers, S.C. or Galaz, Yamazaki, Ruiz, Urquiza, S.C., member of Deloitte & Touche Limited. The intervention of the auditing firm will be limited to resolving the points of discrepancy between the Parties. If an agreement for the appointment of the auditors’ firm is not reached within 5 (five) Business Days, counted from the date either of the Buyer and the Seller Representative has requested it in writing, the appointment will be made by the Chamber of Commerce of Mexico City.

Any of the Buyer or the Seller Representative may request the designated firm of auditors to carry out the work mentioned in the preceding paragraph. In the event that the auditing firm accepts the position, it shall have a term of 25 (twenty-five) calendar days from the date on which it is notified of its appointment and is given a copy of the reports prepared by the Buyer and the Seller Representative, respectively, to issue its resolution and establish the amount of Revenue for the applicable period. The resolution of such auditor shall be binding for the Parties.

The fees of the auditor shall be paid by the Buyer and/or the Sellers that the auditor determines that erroneously calculated the Revenue, or by the Buyer, on the one hand, and the Sellers, on the other hand, in equal parts if the auditor determines that the Revenue is different from the one proposed by both parties.

3.3.4.	Definitions. For purposes hereof, the following terms shall have the following meanings:

(i)

“Company and its Affiliates” means for Clause 3.3, the Company (including any and all successors), its Affiliates’ (including the Buyer and BVI Affiliate), and their respective direct and indirect subsidiaries, including without limitation the Mexican Subsidiaries.

(ii)	“Earn Out” means collectively, the First Earn Out Consideration and the Second Earn Out Consideration.

(iii)	“Earn Out Payment” shall mean each of the issuances of the First Earn Out Warrants and the Second Earn Out Warrants, and the payment of the First Earn Out Payment and Second Earn Out Payment.

(iv)

“First Earn Out Conditions” means: (i) clearance from COFECE, that the Transaction meets the applicable threshold set forth in Section I Article 86 of the Mexican Federal Antitrust Statute, and that the Sellers’ receipt of the First Earn Out Warrants will not result in any material penalty antitrust related liability to the Sellers, in each case as mutually determined by the Seller Representative and Buyer (together, the “COFECE Approval”), in the understanding that if such authorization is not yet needed with respect to any portion of an Earn Out Payment as following the Sellers’ receipt thereof, as the total purchase price of the Transaction does not reach the applicable threshold set forth by the Mexican Federal Antitrust Statute, this condition shall be waived at Sellers’ full liability and risk with respect to such applicable portion of the Earn Out Payment, and (ii) the Company and its Affiliates collectively receiving or otherwise booking aggregate Revenue during the First Earn Out Period of at least $14,000,000.00 (fourteen million Dollars 00/100).

(v)	“First Earn Out Period” means the 12 month period commencing on June 1, 2022.

(vi)	“First Earn Out Shares Amount” means 500,000 BVI Shares.

(vii)	“Revenue” means revenue received or receivable, or paid or payable, in Mexico or related to the Company’s and its Affiliates’ business operations in Mexico.

(viii)

“Second Earn Out Conditions” means: (i) clearance from COFECE that the Transaction meets the applicable threshold set forth in Section I Article 86 of the Mexican Federal Antitrust Statute, and that the Sellers’ receipt of the Second Earn Out Warrants will not result in any material penalty antitrust related liability to the Sellers, in each case as mutually determined by the Seller Representative and Buyer (together, the “Subsequent COFECE Approval”), in the understanding that if such authorization is not yet needed with respect to any portion of an Earn Out Payment as following the Sellers’ receipt thereof, as the total purchase price of the Transaction does not reach the applicable threshold set forth by the Mexican Federal Antitrust Statute, this condition shall be waived at Sellers’ full liability and risk with respect to such applicable portion of the Earn Out Payment, and (ii) the Company and its Affiliates collectively receiving or otherwise booking aggregate Revenue during the Second Earn Out Period of at least $21,000,000.00 (twenty-one million Dollars 00/100).

(ix)	“Second Earn Out Period” means the 12 month period commencing on the first day after the end of the First Earn Out Period.

(x)	“Second Earn Out Shares Amount” means 250,000 BVI Shares.

3.3.5.

BVI Share Adjustments. Notwithstanding anything to the contrary in Clause 3.3, the First Earn Out Shares Amount and Second Earn Out Shares Amount shall each be subject to appropriate adjustment in the event of any share splits and combinations of BVI Shares and for dividends paid on BVI Shares in additional shares of the BVI Affiliate.

3.3.6.

The Earn Out is a price adjustment mechanism subject to variable and contingent events, including performance metrics, and shall not be interpretated as part of the Fixed Consideration or Purchase Price.

3.3.7.	COFECE Matters.

(i)

Sellers shall use their reasonable best efforts to obtain the COFECE Approval, Subsequent COFECE Approval, and any additional clearance from COFECE that the Transaction, by virtue of the timing of any Warrant Shares Release Date or payment of the Initial Cash Payments, meets the applicable threshold set forth in Section I Article 86 of the Mexican Federal Antitrust Statute, and that the Sellers’ receipt of the benefit of any portion of the Purchase Price, will not result in any material penalty antitrust related liability to the Sellers, in each case as mutually determined by the Seller Representative and Buyer (any such additional clearance, together with the COFECE Approval and Subsequent COFECE Approval, the “Requisite COFECE Approvals”). Buyer and BVI Affiliate shall use reasonable best efforts to obtain the Requisite COFECE Approvals. Sellers and Buyer shall cooperate in good faith to obtain as promptly as practicable the Requisite COFECE Approvals and all such authorizations and the approvals related thereto.

(ii)	In furtherance of the foregoing:

(A)

Each of Buyer and Sellers shall submit, as soon as the Seller Representative and Buyer mutually agree in writing that a Requisite COFECE Approval may be applicable to any Earn Out Payment or portion of the Fixed Consideration, all documents reasonably necessary to obtain the applicable Requisite COFECE Approvals. The Persons making such submissions shall promptly (a) furnish each other with copies of any notices, correspondence or other written communication received from the relevant third party, (b) make any appropriate or necessary subsequent or supplemental filings required, and (c) cooperate in the preparation of such filings as is reasonably necessary and appropriate.

(B)

Buyer and Sellers shall not, and shall cause their respective Affiliates not to, take any action that could reasonably be expected to adversely affect the receipt of the applicable Requisite COFECE Approvals; provided that neither Sellers nor Buyer nor any of its respective Affiliates shall have any obligation to hold separate or divest any material assets.

3.3.8.

Each of the Seller Representative and Buyer shall provide prompt notification to the other when it becomes aware that any consent or approval is obtained, taken, made, given or denied, as applicable, in each case related to the Requisite COFECE Approvals.

3.3.9.

The Seller Representative and/or its counsel, at the Buyer’s expense, shall lead the Parties’ efforts in obtaining the Requisite COFECE Approvals, being responsible for (i) leading any interaction with COFECE (in the understanding that all Parties and/or their counsels will be invited to any meeting with COFECE), and (ii) submitting any and all documents and/or information to COFECE; provided, further, that the Seller Representative and/or its counsel shall allow Buyer and their counsel access to any and all communications received from COFECE and shall keep Buyer and their counsel informed of any and all actions by COFECE, and shall provide copies of any and all communications issued by COFECE.

3.3.10.	[Intentionally Omitted].

3.3.11.

Notwithstanding anything to the contrary, with respect to any Seller described on Schedule 3.3.11 (a “Seller Service Provider”), in the event that prior to the expiry of the Second Earn Out Period such Seller’s employment with, or engagement as a service provider to, the Buyer and its Affiliates (including each Mexican Subsidiary), terminates as a result of such Seller Service Provider being a Bad Leaver, such person (a “Terminated Seller”) shall lose his or her entitlement to any Earn Out Warrants or Earn Out Cash Payment that have not yet been issued, or paid, as applicable, to him or her at the time that he or she became a Bad Leaver.

3.4.	Indemnification payment adjustments

3.4.1.	Any and all indemnification payments made by the Sellers to the Buyer pursuant to this Agreement shall be treated for tax purposes as adjustments to the Purchase Price.

3.5.	Restrictions on Transfer of BVI Securities

3.5.1.

The Warrants are, and any BVI Shares issued in connection with the Sellers’ exercise of the Warrants will be, restricted securities under the Securities Act and may not be offered or sold except pursuant to an effective registration statement or an available exemption from registration under the Securities Act. Accordingly, the Sellers shall not, directly or through others, offer or sell any BVI Securities except pursuant to a registration statement or pursuant to Rule 144 or another exemption from registration under the Securities Act, if available. Prior to any Transfer of any BVI Securities issued pursuant to this Agreement by any Seller, other than pursuant to an effective registration statement, the Seller proposing a Transfer of such BVI Securities shall notify the BVI Affiliate of such proposed Transfer and the BVI Affiliate may require such Seller to provide, prior to such proposed Transfer, such evidence that the proposed Transfer will comply with the Securities Act as the BVI Affiliate may reasonably request, which may include written representations and an opinion of counsel if reasonable. The BVI Affiliate may impose stop-transfer instructions with respect to any securities that are to be transferred in contravention of this Agreement.

3.5.2.	Each Seller agrees that all certificates or other instruments representing BVI Securities will bear a legend substantially to the following effect:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM. THE HOLDER WILL NOTIFY ANY SUBSEQUENT PURCHASER OF THIS SECURITY OF THE RESALE RESTRICTIONS REFERRED TO ABOVE.”

3.5.3.

In the event that any BVI Shares issued pursuant to any Seller’s exercise of any Warrant (i) become registered under the Securities Act or (ii) are eligible to be transferred without restriction in accordance with Rule 144 under the Securities Act, the BVI Affiliate shall (subject to the receipt of any evidence required under Clause 3.5.1) promptly issue new certificates or other instruments representing such BVI Shares registered in the name(s) requested by Seller or by Seller’s transferee, which certificates or other instruments shall not contain such portion of the above legend that is no longer applicable.

4.	SHAREHOLDER APPROVAL

4.1.

Each Shareholder hereby acknowledges and agrees that notwithstanding anything to the contrary in the Company’s Amended and Restated Memorandum and Articles of Association in effect as of the date hereof (the “Articles”), each Shareholder hereby accepts their allocation of the Fixed Consideration and Earn Out as set forth in this Agreement as full payment for their respective Shares under the Articles in connection with the Transaction (and Transaction constituting a Liquidation Event, as defined under the Articles) and hereby waives their right to receive any alternative allocation of such amounts as may otherwise be provided for under the Articles.

5.	CLOSING

5.1.	Date and Location

On the terms and subject to the conditions set out in this Agreement, completion of the Transaction (“Closing”) shall take place remotely, via the exchange of applicable documents and signature, on the date hereof (the “Closing Date”).

5.2.	Pre-Closing Certificate

The Company shall deliver, prior to Closing Date, a certificate certifying as to each bank account of the Company.

5.3.	Deliveries and Actions at Closing

At Closing, all of the actions indicated in Clauses 5.3.1 below shall take place simultaneously as a single act, which shall be deemed to have been carried out at Closing. For the avoidance of doubt, the Closing shall not take place until and unless all of the following actions have been carried out, or waived by the applicable Party:

5.3.1.	The Parties agree that the following shall occur no later than on the Closing Date:

(i)	the BVI Affiliate shall issue and deliver the Upfront Warrants to the Sellers in accordance Clause 3.2;

(ii)

the Sellers shall cause the directors, officers and statutory auditors, as applicable, of the Company to submit their resignations effective as of the Closing Date, declaring that no liabilities or amounts are otherwise owed to them by the Company as of the Closing and for any reason whatsoever, by delivering a resignation letter in a form acceptable to the Buyer; and

(iii)

the Company or Seller Representative shall promptly after the Closing deliver to the Buyer an updated Register of Members of the Company evidencing the purchase of the Shares by the Buyer in accordance with the terms hereof;

(iv)	each Seller shall cause the Company to deliver to the Buyer originals or copies of all Books and Records of the Company and agreements in such Seller’s possession;

(v)	the Company shall deliver to the Buyer the USB;

(vi)	with respect to the Mexican Subsidiaries, the Company shall deliver:

•

evidence that all other shareholders of the Mexican Subsidiaries, except for the Company and any other Mexican Subsidiaries, have sold to the Buyer, or any other Person designated by the Buyer, all the shares owned by such other shareholders in the share capital of the Mexican Subsidiaries (the “Nominative Transfers”);

•

pursuant to the execution of the Nominative Transfers, tender and endorse in property all the share certificates that represent the totality of the shares owned by all other shareholders of the Mexican Subsidiaries, except for the Company and any other Mexican Subsidiaries, by a duly authorized attorney in fact or by their own right, as applicable, in favor of the Buyer, or any other Person designated by the Buyer;

•

pursuant to the execution of the Nominative Transfers, a copy of the entry in the share registry book of each of the applicable Mexican Subsidiaries that evidences the Buyer, or any other Person designated by the Buyer, as the new shareholder of the Mexican Subsidiaries;

•	originals or copies of all Books and Records of the Mexican Subsidiaries and agreements in the Sellers’ possession; and

•

originals of the following resolutions undertaken, unanimously, by the shareholders of each of the Mexican Subsidiaries (the “Shareholders’ Closing Date Resolutions”) to: (A) approve the transfer of the shares related to the Nominative Transfers in favor of the Buyer, or any other Person designated by the Buyer; (B) waive the shareholders’ pre-emptive rights, if any, or any other right to acquire the shares related to the Nominative Transfers that the shareholders of the Mexican Subsidiaries may have pursuant to the Mexican Subsidiaries by-laws, applicable Law or any other documents; (C) accept the resignations of the board of directors and statutory auditors, if any, and the appointment of a new board of directors or a sole administrator, as per the written instructions of the Buyers prior to the Closing Date]; and (D) release the Mexican Subsidiaries’ directors, officers and statutory auditors appointed prior to the Closing Date Resolutions, from all liabilities to the fullest extent permissible by applicable Law, except for any liabilities arising from willful misconduct, gross negligence, or bad faith.

•

original resolution undertaken, unanimously, by the members of the board of directors of Urbvan Commute Operations, S.A.P.I. de C.V. and ID Vans, S.A.P.I. de C.V. (the “Board of Directors’ Closing Date Resolutions”) in order to approve the transfer of the shares related to the Nominative Transfers in favor of the Buyer, or any other Person designated by the Buyer;

(vii)	[Reserved];

(viii)

the Company shall deliver, or the Buyer shall cause the Company to deliver, by wire transfer of immediately available funds the Expense Fund Amount to the bank account of the Seller Representative indicated on Schedule 5.3.1(viii), which shall be treated as Leakage;

(ix)

the Company shall deliver, or the Buyer shall cause the Company to deliver, by wire transfer of immediately available funds to the applicable Company payee indicated on Schedule 5.3.1(ix), the Transaction Expenses amount corresponding to such payee’s name on such Schedule, which shall be treated as Leakage;

(x)

the Buyer and BVI Affiliate shall each deliver to the Sellers copies of the resolutions or written consents approved and adopted by their respective Boards of Directors approving this Agreement and the transactions contemplated hereunder; and

(xi)	the Sellers shall each execute and deliver to the BVI Affiliate an accredited investor certificate in the form attached hereto as Schedule 6C.

6.	SELLER’S LIABILITY REGIME

6.1.	Representations and Warranties

6.1.1.

Each Seller, severally and not jointly with any other Seller, warrants to the Buyer that, except as set forth on Part A of the Disclosure Schedules attached hereto as Exhibit 6.1 (the “Disclosure Schedules”) and which exceptions shall be deemed to be representations and warranties as if made under SCHEDULE 6(A), each of the representations and warranties included in SCHEDULE 6(A) (the “Sellers Representations and Warranties”) are true and accurate with respect to such Seller as of the Closing Date. In addition, the Company warrants to the Buyer that, except as set forth on Part B of the Disclosure Schedules, which exceptions shall be deemed to be representations and warranties as if made under SCHEDULE 6(B), each of the representations and warranties included in SCHEDULE 6(B) (the “Company Representations and Warranties”) are true and accurate as of the Closing Date. The Sellers and the Company specifically disclaim any representation and warranty other than those representations and warranties expressly made by them, as applicable, in SCHEDULE 6(A) and SCHEDULE 6(B), respectively, including any other statutory or implied representation and warranty or representation or warranty arising from any course of dealing, usage or trade practice.

6.1.2.

The Disclosure Schedules shall be arranged in separate parts corresponding to the numbered and lettered sections and subsections contained in SCHEDULE 6(A) and SCHEDULE 6(B), and the information disclosed in any numbered or lettered part shall be deemed to relate to and to qualify only the particular representation or warranty of the Sellers or Company, as applicable, set forth in the corresponding numbered or lettered section or subsection of SCHEDULE 6(A) and SCHEDULE 6(B), except to the extent that (a) such information is explicitly cross-referenced in another part of the Disclosure Schedules, or (b) it is readily apparent on the face of the disclosure (without reference to any document referred to therein) that such information qualifies another representation and warranty in SCHEDULE 6(A) or SCHEDULE 6(B). The disclosure of any information contained in the Disclosure Schedules shall not (a) be deemed to establish a standard of materiality or a basis for interpreting terms such as “material,” “materially,” “materiality,” “Material Adverse Change” or any similar qualification in this Agreement, (b) represent a determination that such item or matter did not arise in the ordinary course of business or (c) be deemed or interpreted to expand the scope of the representations and warranties, obligations, covenants, conditions or agreements contained in SCHEDULE 6(A) or SCHEDULE 6(B). Matters reflected in the Disclosure Schedules are not necessarily limited to matters required by this Agreement to be reflected in the Disclosure Schedules. Such additional matters are set forth for informational purposes and do not necessarily include other matters of a similar nature. The disclosure of any information contained in the Disclosure Schedules shall not be deemed an admission or acknowledgement, in and of itself or solely by virtue of the inclusion of such information in the Disclosure Schedules, that such information is required to be contained in the Disclosure Schedules or that such information is material to the Company or any of its Affiliates. No disclosure in the Disclosure Schedules relating to any possible breach or violation of any agreement or applicable Law shall be construed as an admission or indication that any such breach or violation exists or has actually occurred. The section headings and subheadings in the Disclosure Schedules are for convenience of reference only and shall not be deemed to expand or limit the effect of the disclosures contained in the Disclosure Schedules or to expand or limit the scope of the information required to be disclosed in the Disclosure Schedules.

6.2.	Obligation of the Sellers to indemnify the Buyer

From and after the Closing Date but subject to the limitations set forth herein, each Seller shall, severally and not jointly, indemnify, subject to the limitations of liability under this Clause 6 and Clause 8, the Buyer against, and shall compensate and reimburse the Buyer for, such Seller’s Pro Rata Share of any Damages incurred by the Buyer resulting from:

6.2.1.	Any inaccuracy or breach of the Seller Representations and Warranties or Company Representations and Warranties as of the Closing Date;

6.2.2.

Any untrue statement of a material fact provided by such Sellers to the Buyer and BVI Affiliate to be contained in the Registration Statement, any prospectus included in the Registration Statement or Subsequent Registration Statement, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus (in the case of any prospectus, or any form of prospectus or supplement thereto, in light of the circumstances under which they were made); or

6.2.3.	Any breach of any of the contractual obligations undertaken by the Sellers under this Agreement, in each case required to be performed at or after the Closing Date.

6.3.

Notwithstanding anything to the contrary in the above Clauses 6.2.1, 6.2.2 or 6.2.3, no Seller shall be liable in any way or amount to the Buyer for any Damages relating to any other Seller’s (i) inaccuracy or breach of any Seller Representations or Warranties, (ii) untrue statements described in Clause 6.2.2 or (ii) breach of any contractual obligations undertaken by any such other Seller under this Agreement or under any of the other Transaction Documents.

6.4.

For the purposes of this Agreement, (i) “Damage” means any loss, damage, harm, charge, liability, penalty, fine, or surcharge, interest or expense of any kind (including the reasonable fees or costs related to attorneys, agents in court, notaries, auditors, accountants, experts or other professionals), but excluding any consequential, indirect or punitive damages and loss of profit, and (ii) “Pro Rata Share” shall mean, with respect to a Seller, such percentage set forth opposite to such Seller’s name on Schedule 6.4.

6.5.	Monetary limits

6.5.1.	Monetary limit for Seller Representation and Warranties. Notwithstanding anything to the contrary in Clause 6.2:

(i)

no Seller shall be liable for any Damages incurred by the Buyer resulting from either (i) such Seller’s breach of any individual Seller Representations and Warranties, (ii) such Seller’s untrue statements described in Clause 6.2.2, or (iii) the Company’s breach of any individual Fundamental Representations and Warranties, in the event the amount of Damages related to such individual breach is less than 0.1% (one tenth of one percent) of the Purchase Price actually paid to such Seller (the “Seller de Minimis Amount”);

(ii)

no Seller shall be liable for any Damages incurred by the Buyer resulting from such Seller’s (i) breach of the Sellers Representations and Warranties or (ii) untrue statements described in Clause 6.2.2, until such time as the total amount of all Damages incurred by the Buyer (including the Damages arising from such breach or such statements and all other Damages arising from any other breaches or such statements), excluding, for the avoidance of doubt, any Claim or Third Party Claim for which the Buyer were not entitled to recover by reason of Clause 6.5.1(i), exceeds 1% (one percent) of the Purchase Price actually paid to such Seller (the “Seller Basket”), in which event the whole amount of all such Damages shall be recoverable and not merely the amount in excess of the Seller Basket; and

(iii)

the maximum aggregate liability payable by a Seller in respect of Damages resulting from such Seller’s (i) breach of the Sellers Representations and Warranties and (ii) untrue statements described in Clause 6.2.2, collectively, after giving effect to the exclusions provided for in Clauses 6.5.1(i) and 6.5.1(ii), shall be 100% (one hundred percent) of the Purchase Price received by such Seller at any time.

6.5.2.	Additional Monetary Limits for Indemnification. Notwithstanding anything to the contrary in Clause 6.2

(i)

no Seller shall be liable for any Damages incurred by the Buyer and resulting from any individual breach of the Company Representations and Warranties in the event the amount of Damages related to such individual breach is less than 0.1% (one tenth of one percent) of the aggregate Purchase Price actually paid to the Sellers (the “de Minimis Franchise”);

(ii)

no Seller shall be liable for any Damages resulting from the breach of the Company Representations and Warranties until such time as the total amount of all Damages incurred by the Buyer (including the Damages arising from such breach and all other Damages arising from any other such breaches), excluding, for the avoidance of doubt, any Claim or Third Party Claim for which the Buyer were not entitled to recover by reason of Clause 6.5.2(i), exceeds 1% (one percent) of the aggregate Purchase Price actually paid to the Sellers (the “Basket”), in which event the whole amount of all such Damages shall be recoverable and not merely the amount in excess of the Basket, in the understanding that all Damages under the de Minimis Franchise shall not be included or recoverable;

(iii)

the maximum aggregate liability payable by the Sellers in respect to any and all Damages resulting from any and all breaches of the Seller Representations and Warranties and Fundamental Representations and Warranties, after giving effect to the exclusions provided for in Clauses 6.5.1(i) and (ii) and 6.5.2(i) and (ii), shall be 100% (one hundred percent) of the Purchase Price actually received by the Sellers at any time;

(iv)

the maximum aggregate liability payable by the Sellers in respect to any and all Damages resulting from any and all breaches of the Company Representations and Warranties, other than the Fundamental Representations and Warranties, after giving effect to the exclusions provided for in Clauses 6.5.1(i) and 6.5.1(ii), shall be 10% (ten percent) of the Purchase Price actually received by the Sellers at any time; and in no event shall any Seller be liable for Damages under Clause 6.2 or otherwise under this Agreement in excess of one 100% (one hundred percent) of the Purchase Price actually received by such Seller at any time.

(v)

For purposes hereof, (a) the amount of Purchase Price “actually received” at any time by a Seller, other than an Unaccredited Seller, shall be equal to the product of (A) the number of BVI Shares issued or issuable under such Seller’s Upfront Warrant, multiplied by (B) the lower of (1) the average of the closing public bid and sale prices for BVI Shares traded on NASDAQ over the ten (10) day period ending on the applicable Warrant Shares Release Date for each of such BVI Shares, and (2) $10.00 (ten Dollars 00/100) (with the amount actually received by the Sellers being the aggregate amount of the foregoing with respect to all Sellers collectively), and (b) the term “Warrant Shares Release Date” means with respect to such portion the BVI Shares issued or issuable under the applicable Seller’s Upfront Warrant as described opposite to such Seller’s name on Schedule 6.5.2(v) hereto, either the 6 month, 10 month, 12 month, 16 month or 24 month anniversary date of the Closing Date, in each case as is described as corresponding to such BVI Shares on Schedule 6.5.2(v), provided that in the event a Claim Notice is delivered prior to a BVI Share’s applicable Warrant Shares Release Date, the term “Warrant Shares Release Date” for such applicable BVI Share shall be the date of such Claim Notice.

6.6.	Time limitations to rise claims for breach of Representations and Warranties

6.6.1.

Notwithstanding anything to the contrary in Clause 6.2.1 or 6.2.2, no Seller shall be liable to the Buyer for any Damages resulting from a breach of any Seller Representations and Warranties, Clause 6.2.2 or Fundamental Representations and Warranties unless the Claim Notice related to such Damages shall be delivered to the Seller Representative, and such Seller from whom an indemnity is sought, within 5 (five) years from the date hereof.

6.6.2.

Notwithstanding anything to the contrary in Clause 6.2.1, no Seller shall be liable to the Buyer for any Damages resulting from a breach of Section 2.9 of Schedule 6(B), unless the Claim Notice related to such Damages shall be delivered to the Seller Representative, and such Seller from whom an indemnity is sought, for the entire period set out under the applicable statute of limitations, plus thirty (30) days thereafter.

6.6.3.

Notwithstanding anything to the contrary in Clause 6.2.1, no Seller shall be liable to the Buyer for any Damages resulting from a breach of Company Representations and Warranties, other than as described in Clause 6.6.1 above related to Fundamental Representations and Warranties, unless the Claim Notice related to such Damages shall be delivered to the Seller Representative, and such Seller from whom an indemnity is sought, before the first to occur of (i) the 12 month anniversary date of the Closing Date, or (ii) three (3) months following the completion of Buyer’s next annual financial audit.

6.7.	Recovery from a third party

6.7.1.

If the Sellers have paid an amount in discharge of any Claim or Third Party Claim, and the Buyer or the Company recovers from a third party a sum which indemnifies or compensates the Buyer or the Company (in whole or in part) for the Damages which are the subject matter of such Claim or Third Party Claim, the Buyer or the Company shall pay to the Sellers, in accordance with their Pro Rata Share, as soon as practicable after receipt of such sum an amount equal to the sum recovered from the third party less any costs and expenses incurred in obtaining such recovery.

6.8.	Other limitations of liability

6.8.1.

Actual nature of a loss. The Sellers will only be liable in respect of any Damages actually suffered by the Buyer or the Company after the Closing Date. In particular, without limiting the generality of the foregoing, if any Damage shall arise by reason of some liability which at the time that the claim is notified to the Sellers is contingent only, the Sellers shall not be under any obligation to make any payment to the Buyer until such time as such contingent liability ceases to be so contingent and has become an actual liability.

6.8.2.

Insurance. The Sellers shall not be liable in respect of any Damages to the extent that the Claim relates to any Damage which is effectively recoverable by the Buyer (or any assignee or successor in title thereof) or the Company from any of its insurers whether such insurance is taken out before or after the Closing Date.

6.8.3.	No Double Recovery. The same Damage under this Agreement shall only give rise to one recovery by the Buyer under this Agreement.

6.8.4.

Change in Law. The Sellers shall not be liable in respect of a change in any applicable Law or substantial change in the interpretation of any applicable Law by any applicable court or by any Governmental Authority, in either case occurring after the date of this Agreement, whether or not that change, amendment or withdrawal purports to be effective retrospectively in whole or in part after the Closing Date.

6.8.5.

Exclusive Remedy. From and after the Closing Date, the rights to indemnification and reimbursement set forth in this Clause 6 shall be the sole and exclusive monetary remedy of the Buyer (any of its Affiliates) with respect to any breach of this Agreement, including without limitation any matters described in Clause 6.2, by the Sellers or the Company.

7.	CLAIMS PROCEDURE

7.1.	Notice of a Claim.

Subject to the limitations set forth in Clause 6, the Buyer shall serve written notice to the Seller Representative and such Seller from whom an indemnity is sought (a “Claim Notice”) of any facts or circumstances resulting (i) in any of the Sellers Representations and Warranties or Company Representations and Warranties being untrue as of the Closing Date; and (ii) in any other Damage, resulting from the breach by the Sellers of any of their other contractual obligation under this Agreement, which may result in the Buyer seeking indemnification from the Sellers in accordance with Clauses 6 and 8 (a “Claim”).

Each Claim Notice shall be sent in accordance with Clause 16 and shall contain, with respect to each Claim, (i) a description of the facts and the nature of the Claim, according to the information available at the moment the Claim Notice is served, (ii) a description of the grounds on which the applicable Seller’s liability for Damages arises under this Agreement, and (iii) the amount claimed, if it is possible to quantify at that moment.

The Buyer shall promptly provide to the Seller Representative and such Seller from whom an indemnity is sought the information (in its possession or control) reasonably required to enable the Seller Representative and applicable Seller(s) to analyze any Claim Notice and related Claim brought by the Buyer.

7.2.	Seller Representative Response.

Within fifteen (15) Business Days from receipt of a Claim Notice in accordance with Clause 7.1 above (the “Dispute Period”), the Seller Representative shall send a written notice to the Buyer in accordance with Clause 16 (a “Response”) stating whether:

7.2.1.	the Seller Representative considers that the Claim constitutes indemnifiable Damages under this Agreement and either:

(i)	accepts the amount of the Claim, in which case the Sellers shall pay to the Buyer the amount of the Claim in accordance with Clause 8; or

(ii)

does not agree with the amount of the Claim, in which case the Buyer or Seller Representative may start the court proceedings contemplated in Clause 18 below, but only in respect of the disputed amount (or portion of the Claim, as applicable).

7.2.2.

the Seller Representative considers that the Claim does not constitute any breach under the Agreement and, therefore, they have no obligation to indemnify the Buyer for any Damages related thereto. In this case, the Buyer or Seller Representative may start the court proceedings contemplated in Clause 18 below. In the event that the Seller Representative fails to send a Response to the Buyer within the Dispute Period, the provisions in Clause 7.2.1(i) shall apply.

7.3.	Third Party Claim.

In the event that any third party delivers notice of a claim (in Court or directly to the Buyer) with respect to which any Seller may become obligated to indemnify Buyer pursuant to Clause 6 (a “Third Party Claim”), the Buyer shall give notice to the Seller Representative and such Seller from whom an indemnity is sought of such a Third Party Claim by serving notice of a Claim in accordance with Clause 7.2 above and no later than ten (10) Business Days after the day when the Buyer was delivered the Third Party Claim.

The provisions in Clause 7.2 above shall also apply to any Claim Notice delivered to the Seller Representative based on a Third Party Claim. Additionally, the Seller Representative may state in the Response that they (or the Sellers) will undertake the defense of the Buyer in the Third Party Claim, in which case the Buyer shall:

(a)

promptly execute as many powers of attorney (including general powers to conduct litigation) in favor of as many attorneys and solicitors as the Seller Representative may reasonably request, provided that the Buyer may however appoint its own co counsel (at the Buyer’s expense), in which case no action will be taken, or strategy will be followed by the Seller Representative without at least consulting with the Buyer;

(b)

make available to the Seller Representative on a timely basis all documents, records and other materials in the possession of the Buyer required by the Seller Representative for its use in defending the Third Party Claim and shall otherwise cooperate with the Seller Representative in the defense of such a claim;

(c)

not have the right to, and not take any action to, settle, adjust, accept or compromise such Third Party Claim without the consent of the Seller Representative; provided, however, that the Seller Representative shall not unreasonably withhold or delay such consent; and

(d)	be under a duty of diligence when directing the defense of a Third Party Claim and shall make all reasonable efforts to mitigate the Damage that may result from any such Third Party Claim.

If the Seller Representative (or Sellers) does not undertake the defense of the Third Party Claim the Buyer will be entitled to conduct the defense of the Third Party Claim. In this case, the Buyer undertakes to inform the Seller Representative no less frequently than on a monthly basis about the evolution of the Third Party Claim or, earlier, if there is a relevant action to be taken or a court resolution is made in relation to the same.

For the avoidance of doubt, a Third Party Claim resulting from a matter described in Clause 6.2.1, 6.2.2 or 6.2.3 for which the Sellers are liable, will cause an obligation on the Sellers to indemnify the Buyer or the Company, subject to the other limitations set forth in Clause 6, as soon as a final judgment is issued on the Third Party Claim requesting a payment or a settlement is reached with the third party and the Sellers will be bound by any judgment or settlement issued on a Third Party Claim by a Court of competent jurisdiction, even if the defense of the claim or settlement has been undertaken by the Buyer.

8.	PAYMENT AND SET OFF OF CLAIMS

Unless otherwise agreed by the Buyer and applicable Seller obligated to make an indemnification payment under Clause 7, any and all amounts to be paid by any Seller to the Buyer as a result of a Claim, will be paid (i) first, by reducing the portion of the Earn Out earned pursuant to Clause 3.2 but not yet delivered by the Buyer to the applicable Seller(s) as a result of a failure to obtain the applicable COFECE Approval, (ii) second, by reducing the portion of the Earn Out earned and delivered by the Buyer to the applicable Seller(s), (iii) third, (a) with respect to an amount owed by a Seller other than an Unaccredited Seller, by reducing the number of BVI Shares issuable but not yet issued upon exercise under the Upfront Warrant issued by the Buyer to such applicable Seller(s), and (b) with respect to an amount owed by an Unaccredited Seller, by first reducing the amount of the Fifth Cash Payment payable but not yet paid to such Unaccredited Seller(s), then, as necessary if an amount remains owed by such Unaccredited Seller, by reducing the Fourth Cash Payment payable but not yet paid to such Unaccredited Seller(s), then, as necessary if an amount remains owed by such Unaccredited Seller, by reducing the Third Cash Payment payable but not yet paid to such Unaccredited Seller(s), then, as necessary if an amount remains owed by such Unaccredited Seller, by reducing the amount of the Second Cash Payment payable but not yet paid to such Unaccredited Seller(s), and then, as necessary if an amount remains owed by such Unaccredited Seller, by reducing the amount of the First Cash Payment payable but not yet paid to such Unaccredited Seller(s), and (iv) fourth, at the applicable Seller’s option, by either (a) a return of BVI Shares issued upon exercise of the Upfront Warrant issued by the Buyer to the applicable Seller(s), or (b) a payment of cash payment by the applicable Seller, provided that with respect to any Unaccredited Seller, any and all amounts to be paid by such Unaccredited Seller to the Buyer as a result of a Claim shall be paid in cash. For purposes of determining the value of any BVI Shares cancelled, reduced or returned in accordance with the foregoing, the value of a BVI Share shall be the greater of (i) $10.00 (ten Dollars 00/100) (subject to adjustment in the event of any recapitalization, share split, combination, reorganization or similar event affecting the BVI Affiliate’s shares generally), or (ii) the Market Price for BVI Shares, as determined on the date such payment is due.

9.	REPRESENTATIONS AND WARRANTIES OF THE BUYER

9.1.

The Buyer and BVI Affiliate, on the date of execution of this Agreement, hereby represent and warrant to the Sellers that each of the representations and warranties (the “Buyer’s Representations and Warranties”) are true and accurate as of the Closing Date:

9.1.1.

Each of Buyer and BVI Affiliate is a company duly incorporated, validly in existence and in good standing under the laws of its jurisdiction, and it has full power to conduct its business as conducted as of the date of this Agreement and the Closing Date.

9.1.2.	Buyer has full power and authority to buy and acquire the Shares.

9.1.3.

Each of Buyer and BVI Affiliate has the full power and authority to enter into this Agreement, the Transaction Documents, execute the Transaction and perform their respective obligations hereunder and thereunder. No consent, approval or authorization which has not been obtained at the date of this Agreement or the Transaction Documents is required by either Buyer or BVI Affiliate for entering into the Agreement or the Transaction Documents to which they are a party, executing the Transaction and or performing their respective obligations hereunder and under the Transaction Documents.

9.1.4.

This Agreement and the Transaction Documents create valid and binding obligations over each of the Buyer and BVI Affiliate, which are fully enforceable against them in accordance with the terms and conditions set out in the Agreement and the Transaction Documents.

9.1.5.

The execution, delivery and performance of this Agreement and the Transaction Documents by either the Buyer or BVI Affiliate does not entail a breach of (i) any law, regulation, judgement, order, norm or case-law applicable to the Buyer or BVI Affiliate, including the applicable anti-money laundering laws; (ii) the Buyer’s or BVI Affiliate’s respective by-laws or deed of incorporation or comparable constitutional document(s); or (iii) any contract, agreement or instrument to which the Buyer or BVI Affiliate is a party.

9.1.6.

The execution, delivery and performance of this Agreement and the Transaction Documents, by the Buyer and BVI Affiliate does not require any consent, approval, authorization or permit of, or filing with or notification to, or expiration or termination of any waiting period by, any Governmental Authority, except (i) for applicable requirements, if any, of the Exchange Act, the Securities Act and the rules and regulations of Nasdaq Capital Market, in each case as disclosed on Schedule 9.1.6 hereof, and (ii) where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, individually or in the aggregate, has not had and would not reasonably be expected to have a Material Adverse Change.

9.1.7.	Neither Buyer or BVI Affiliate is not insolvent or bankrupt under the laws of its respective jurisdiction, nor unable to pay its respective debts as they fall due.

9.1.8.

BVI Affiliate has filed all forms, reports, schedules, statements and other documents, including any exhibits thereto, required to be filed by it with the SEC, together with any amendments, restatements or supplements thereto (collectively, the “SEC Reports”). As of their respective dates, the SEC Reports (i) complied in all material respects with the applicable requirements of the Securities Act, the Exchange Act and the Sarbanes-Oxley Act, and the rules and regulations promulgated thereunder, and (ii) did not, at the time they were filed, or, if amended, as of the date of such amendment, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, in the case of any SEC Report that is a registration statement, or include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in the case of any other SEC Report.

9.1.9.	BVI Affiliate is in compliance in all material respects with the applicable listing and corporate governance rules and regulations of Nasdaq Capital Market.

9.1.10.

Neither BVI Affiliate (including, to the knowledge of BVI Affiliate, any employee thereof) nor BVI Affiliate’s independent auditors has identified or been made aware of (i) any fraud that involves BVI Affiliate’s management or other employees who have a role in the preparation of financial statements or the internal accounting controls utilized by BVI Affiliate or (ii) as of the date hereof, any claim or allegation regarding any of the foregoing.

9.2.

No other representations and warranties. Except for the specific Buyer’s Representations and Warranties contained in this Clause the Buyer and BVI Affiliate make no other express or implied representations or warranties to the Seller hereunder.

9.3.	Remedies for Buyer or BVI Affiliate Breach.

9.3.1.

The Buyer and BVI Affiliate hereby agree to severally, but not jointly, indemnify, reimburse and hold the Sellers, the officers, directors and agents of the Sellers, and each person who controls a Seller (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act), harmless from and against any Damages resulting from (i) any breach or inaccuracy of the Buyer’s Representations and Warranties, (ii) any breach of any Buyer or BVI Affiliate covenant or agreement hereunder or under the

Upfront Warrants or Earn Out Warrants, and (iii) any untrue or alleged untrue statement of a material fact contained in the Registration Statement or Subsequent Registration Statement, any prospectus included in the Registration Statement or Subsequent Registration Statement, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus, or any form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that such untrue statements, alleged untrue statements, omissions or alleged omissions are based upon information regarding the Sellers furnished in writing to the BVI Affiliate by the Sellers expressly for use therein or the Sellers have omitted a material fact from such information or otherwise violated the Securities Act, Exchange Act or any state securities law or any rule or regulation thereunder. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an indemnified party and shall survive the Transfer of the Warrants or BVI Shares by Subscriber. Any Claim delivered by any Seller in respect of Damages described in the foregoing sentence, as well as the Buyer’s response and liability with respect to such a Claim, shall be made, mutatis mutandis, in accordance with—and subject to the limitations established in Clauses 6.1 and 6.2 above.

9.3.2.

In addition to the foregoing Clause 9.3.1, in the event Buyer or BVI Affiliate breach any covenant or agreement hereunder with respect to (i) the issuance and delivery of the Upfront Warrants, Earn Out Warrants, or issuance of BVI shares upon exercise thereof, and such breach remains uncured, if curable, 30 days after the occurrence of such breach, or (ii) Clause 3.2.2, other than breaches of Clause 3.2.2 which do not adversely effect a Seller’s ability to resell such Seller’s BVI Shares promptly following exercise of their applicable Warrant, the Seller’s obligations under Clause 6 and Clause 10 shall immediately terminate, without any further force or effect, notwithstanding anything to the contrary therein.

10.	NON-COMPETE UNDERTAKING

10.1.

The Restricted Sellers acknowledge that the obligations established in this Clause 10 are essential for the Buyer to enter into this Agreement under the conditions established therein, that said obligations are necessary to ensure the continuity of the Business and that its breach may cause substantial damage to the Buyer and the Company. Therefore, the Restricted Sellers acknowledge that there is a legitimate interest, both commercial and industrial, in regulating this non-competition agreement, the non-use of names, brands and domains, and the non-solicitation of certain Company service providers, and they acknowledge that the resulting limitations of this Agreement are adequate and reasonable.

10.2.

The Sellers listed on Schedule 10.2 hereto (the “Restricted Sellers”) whether acting directly or indirectly through any related party, Affiliate, on its behalf or on behalf of any third party, undertake from a period of three (3) years from the Closing Date (“Non-Compete Period”) and in relation to the geographic scope of the United Mexican States (the “Non-Compete Geographic Scope”) to refrain from:

(i)

carrying out any activities or operations that compete with the Company’s Business, or managing, controlling, or providing advice or services to any third party that carries out activities or operations that compete with the Business;

(ii)	promoting, sponsoring or acquiring or holding an interest in any third party, entity or business engaged in activities or operations that compete with the Business;

(iii)	entering into any employment, commercial or professional relationship with any third party, entity or business engaged in activities or operations that compete with the Business;

(iv)	approach or solicit any Person, firm or company who has within two years prior to the Closing been a regular customer of the Company in relation to the Business;

(v)	hiring, enticing away or attempting to hire any employee or member of the management team or persuading them to resign from their position with the Company;

(vi)

interfering with, endangering or otherwise damaging the Company’s business, reputation or commercial relationships with third parties, however, that the foregoing will not prevent a Restricted Seller from entering into any contract with any person who responds to general advertising, or a general solicitation not targeted to the employees of the Company;

(vii)

using or applying for domain names, trade names, trademarks, logos or any other signs that are identical or similar to those used by the Company as of the date hereof, or using or applying for any Intellectual Property Rights that compete with the Business; or

(viii)	making any oral or written statements to third parties whether in public or private that adversely affect the Company, its reputation or its employees or business activities.

10.3.

Notwithstanding Clause 10.2 above, the activities in their current form and scope defined in SCHEDULE 10.3 hereto as well as those expressly authorized by the Buyer shall be permitted hereunder and not violate the foregoing Clause 10.2.

11.	CONFIDENTIALITY

11.1.

The Parties shall, and also shall oblige their Affiliates to, keep all information contained in this Agreement, its Schedules and any additional agreements or ancillary documents that the Parties may execute under (or in connection with) this Agreement, as well as any exchanged information relating to Sellers or the Business (including that information contained in the VDR (jointly, the “Confidential Information”), strictly confidential.

11.2.

Each Party agrees to make the Confidential Information accessible to its directors, officers, employees, investors, agents or professional advisors (all of whom shall be informed of the confidentiality thereof and shall agree to keep it strictly confidential) only as far as necessary for the completion of this Agreement and transactions or matters contemplated to be performed hereunder.

11.3.

This confidentiality undertaking will not apply to any Confidential Information (i) which is or becomes (other than as a result of any act or default by any of the Parties) part of the public domain, but solely from the date on which such Confidential Information has become part of the public domain, and (ii) in the event disclosure of Confidential Information is required to comply with any applicable law or request issued by a court of competent jurisdiction or any governmental or regulatory authority (including any rules or regulations of any stock exchange to which a Party or the members of its group are subject) or (iii) to the extent required to complete any actions, perform any obligations or enforce any rights set forth in this Agreement.

11.4.

In the event that the Parties consider that it would be appropriate to issue a press release regarding this Agreement, such a press release shall be agreed and jointly issued by the Buyer, BVI Affiliate and Seller Representative. In no case, such press release shall include information regarding the Purchase Price.

11.5.

Buyer and BVI Affiliate each hereby waive and shall not assert, and agrees to cause their respective Affiliates (including, after the Closing, the Company and any Company Affiliate) to waive and not to assert, any conflict of interest arising out of or relating to the representation, after the Closing (the “Post-Closing Representation”), of any of the Sellers, or any of their Affiliates or any shareholder, officer, employee or director of the Company or any of its Affiliates (any such Person, a “Designated Person”) in any matter involving the transactions contemplated hereby, by Wilmer Cutler Pickering Hale & Dorr LLP, Ritch Mueller, Sanchez Devanny, and Campbells Law Firm, each legal counsel currently representing the Company in connection with the transactions contemplated hereby (the “Current Representation”). Buyer and BVI Affiliate each agree, and agree to cause their respective Affiliates (including, after the Closing, the Company and any Company Affiliate), to not use any materials that constitute attorney-client privileged communications solely to the extent inherited as a result of the transactions contemplated by this Agreement between by Wilmer Cutler Pickering Hale & Dorr LLP, Ritch Mueller, Sanchez Devanny, and Campbells Law Firm, each legal counsel to the Company, and any Designated Person occurring during the Current Representation prior to the Closing Date solely to the extent related to the negotiation, execution and delivery of this Agreement or the transactions contemplated hereby, against the Sellers and the Seller Representative to the detriment of the Sellers and the Seller Representative in connection with a dispute between the Sellers and the Seller Representative, on the one hand, and Buyer, the BVI Affiliate or any of their respective Affiliates, and following the Closing, the Company and any Company Affiliate, on the other hand.

12.	ASSIGNMENT OF THE AGREEMENT

This Agreement, or any rights or obligations hereunder, cannot be assigned by either Party without the prior written consent of the Buyer, Buyer Affiliate, the Seller Representative and the Sellers whose aggregate Pro Rata Share exceeds 50%.

Notwithstanding the above, the Buyer may assign any rights or obligations of Buyer hereunder to any member of its affiliated entities with the consent of the Seller Representative, in the understanding that such consent may not to be unreasonably withheld, delayed or conditioned.

13.	TAXES COVENANTS AND EXPENSES

To the extent that any provision of this Agreement conflicts with any provision in this Clause 13, the provisions of this Clause 13 shall supersede and control the matters addressed and described herein. For purposes of this Clause 13, the “Company” shall include the Company and its Affiliates.

(a)

Expenses. Any and all taxes, costs and expenses incurred in connection with this Agreement will be borne by the Buyer and Sellers in accordance with the provisions hereof and the Law. Each of the Buyer and Sellers shall bear the fees of their own lawyers, accountants and advisors.

(b)

Transfer Taxes. The Buyer shall be responsible for the payment of any Transfer Taxes arising in connection with the consummation of the Transaction. The Buyer shall give proper evidence to the Seller Representative upon request regarding the applicability and/or payment of such Taxes, if any.

(c)	Taxes for Pre-Closing Tax Period and Post-Closing Tax Periods. Such Taxes shall be allocated as follows:

(i)

If the Company is permitted, but not required, under applicable Tax laws to treat the Closing Date as the last day of a taxable period, such day shall be treated as the last day of a taxable period. If the Company is not permitted to treat the Closing Date as the last day of a taxable period, then any taxable period that begins on or before and ends after the Closing Date (“Straddle Period”) shall be deemed to be two separate taxable periods consisting of (A) one taxable period ending on the Closing Date (in the Pre-Closing Tax Period) and (B) another taxable period beginning the day after the Closing Date and ending at the end of the taxable period (in the Post-Closing Tax Period).

(ii)

The Taxes for a Straddle Period allocable to the Pre-Closing Tax Period shall be deemed to equal (A) in the case of Taxes that (x) are based upon or related to income or receipts or (y) are imposed in connection with any sale or other transfer or assignment of property, other than Transfer Taxes described in Clause 13(b), the amount which would be payable if the taxable year ended with the Closing Date, and (B) in the case of other Taxes imposed on a periodic basis (including property Taxes), the amount of such Taxes for the entire period multiplied by a fraction the numerator of which is the number of calendar days in the period ending with the Closing Date and the denominator of which is the number of calendar days in the entire period.

(d)

Tax Returns. Buyer shall prepare or cause to be prepared and file or cause to be filed all Tax Returns of the Company. Any such Tax Returns that relate to a Pre Closing Tax Periods or to a Straddle Period shall be prepared in accordance with applicable law and in a manner consistent with prior practice of the Company to the extent consistent with applicable law, and subject to review and consent of Seller, such consent not to be unreasonably withheld.

(e)

All Tax sharing agreements or similar arrangements with respect to or involving the Company shall be terminated prior to the Closing Date and, after the Closing Date, the Buyer and its Affiliates shall not be bound thereby or have any liability thereunder.

(f)

After Closing, each of Buyer and the Seller Representative shall promptly and duly notify the other in writing of the proposed assessment or the commencement of any Tax audit or administrative or judicial proceeding or of any demand or claim with respect to Taxes, of which such party has been informed in writing by any Governmental Entity, which, if determined adversely to the taxpayer or after the lapse of time, could be grounds for indemnification under this Agreement. In the case of a Tax audit or administrative or judicial proceeding or of any demand or claim relating to Taxes with respect to the Company that solely relates to a Pre-Closing Tax Period and that, by itself, would not be expected to have an adverse impact on Taxes of Buyer or the Company in any Post-Closing Tax Period (a “Contest”), the Seller Representative shall have the right, at its expense, but not the obligation, to control the conduct of such Contest.

(g)

Buyer, the Company, and the Seller Representative shall cooperate fully, as and to the extent reasonably requested by the other party, in connection with the preparation and filing of any Tax Returns of the Company and any Tax audit or administrative or judicial proceeding or any demand or claim relating to Taxes with respect to the Company.

14.	ENTIRE AGREEMENT

This Agreement, along with the Transaction Documents, constitutes the entire agreement between the Parties with respect to the subject matter hereof, and supersedes all agreements, understandings, negotiations and discussions, whether written or verbal, between the Parties prior to the date hereof.

15.	INVALIDITY

If any provision of this Agreement would be declared by any judicial or other competent authority to be null and void or otherwise unenforceable, that provision shall be severed from the Agreement, but the remaining provisions of the Agreement shall remain in full force and effect.

The Parties shall in good faith negotiate to replace such a provision for a valid and enforceable one, in such reasonable manner so as to achieve as much as permitted by law the intention of the Parties.

16.	NOTICES AND COMMUNICATIONS

16.1.

Any notice and communication under this Agreement shall be made in writing (in English), and delivered personally, with acknowledgement of receipt, or sent by registered post with acknowledgement of receipt, email with delivery confirmation or any other reliable means providing evidence of receipt. The Parties’ addresses for service shall be as follows:

In the case of Sellers:

As described on Schedule 16.1 with respect to the applicable Seller, and in each case with a copy to, which shall not constitute notice hereunder:

Wilmer Cutler Pickering Hale and Dorr LLP

2600 El Camino Real, Suite 400

Palo Alto, CA 94306

USA

Attention: John W. Rockwell, Esq.

Telephone: +1 650 858 6008

Email: john.rockwell@wilmerhale.com

In the case of the Seller Representative:

Renato Picard

Jardin 115, Tlacopac

Mexico City, Mexico 01040

Telephone: +52 5585537326

Email: renato.picard@gmail.com

and in with a copy to, which shall not constitute notice hereunder:

Wilmer Cutler Pickering Hale and Dorr LLP

2600 El Camino Real, Suite 400

Palo Alto, CA 94306

USA

Attention: John W. Rockwell, Esq.

Telephone: +1 650 858 6008

Email: john.rockwell@wilmerhale.com

And

Kaszek Ventures III, L.P.

Biotec Building, Office 14, Zonamerica, KM 17.500, PC.91600

Montevideo, Uruguay

Attention: Nicolas Berman, Mariana Donangelo and Marcelo Diaz

Telephone: +59 899182932

Email: Nik@kaszek.com; mariana@kaszek.com; and marcelo@kaszek.com

In the case of the Buyer:

Att.: Youssef Salem

Address: Swvl offices, 2nd floor, building 4, one central, Dubai world trade center,

Dubai, UAE

Email address: Youssef.salem@swvl.com

and in with a copy to, which shall not constitute notice hereunder:

Mostafa Kandil

Address: Swvl offices, 2nd floor, building 4, one central, Dubai world trade center,

Dubai, UAE

Email address: mk@swvl.com

And

Pérez Correa González

Insurgentes Sur 1602 - Floor 11, Office 1102 Col. Credito Constructor

03940, Mexico City, Mexico

Attention: Fernando Eraña

Telephone: +52 55 50620054

Email: ferana@pcga.mx

16.2.

Notices shall be deemed to have been duly served on the date of the written confirmation of their receipt by the recipient (if sent by email, on the date on which the sender receives a confirmation of “delivered” or “read” from its own system; if sent by registered post, on the date of the acknowledgement of receipt -or rejection of receipt of the notice at the relevant address) and, if delivered personally, on the date of delivery; always provided that such notices are received/delivered on a Business Day before 19:00 hours (recipient’s time). If they were received/delivered on a Business Day after 19:00 hours (recipient’s time), they would be understood to be received/delivered on the following Business Day for the purposes of this Agreement.

16.3.

The Parties shall notify each other of any change of their addresses or contact details, which shall be effective on the fifth Business Day after receipt of the notice, unless it specifies a different later date from which the change of address or contact details shall be effective.

16.4.	For the purposes of this Agreement, a “Business Day” shall mean a day, other than a Saturday or a Sunday, in which banks are generally open to the public for ordinary transactions in New York.

17.	SELLER REPRESENTATIVE

17.1.

At the Closing, Renato Picard shall be constituted and appointed as the Seller Representative. The Seller Representative shall be the exclusive representative, agent and attorney in fact for and on behalf of the Sellers for all purposes in connection with this Agreement and the agreements ancillary hereto, including to, (i) give and receive notices, instructions and communications permitted or required under this Agreement, or any other agreement, document or instrument entered into or executed in connection herewith, for and on behalf of any Seller, to or from Buyer or BVI Affiliate relating to this Agreement or the Transaction and any other matters contemplated by this Agreement or by such other agreement, document or instrument (except to the extent that this Agreement expressly contemplates that any such notice or communication shall be given or received by each Seller individually), (ii) object to such claims pursuant to Clause 6, (iii) review, negotiate and settle any claims asserted by Buyer pursuant to Clause 6, (iv) consent or agree to, negotiate, enter into, or, if applicable, contest, prosecute or defend, settlements and compromises of, and demand arbitration and comply with orders of courts and awards of arbitrators with respect to, such claims, resolve any such claims, take any actions in connection with the resolution of any dispute relating hereto or to the Transaction by arbitration, settlement or otherwise, and take or forego any or all actions permitted or required of any Seller or necessary in the judgment of the Seller Representative for the accomplishment of the foregoing and all of the other terms, conditions and limitations of this Agreement, (v) consult with legal counsel, independent public accountants and other experts selected by it, solely at the cost and expense of the Sellers, (vi) consent or agree to any amendment to this Agreement or any agreement ancillary hereto or to waive any terms and conditions of this Agreement providing rights or benefits to the Sellers in accordance with the terms hereof and in the manner provided herein, and (vi) take all actions necessary or appropriate in the judgment of the Seller Representative for the accomplishment of the foregoing, in each case without having to seek or obtain the consent of any Person under any circumstance. Buyer, BVI Affiliate and their respective Affiliates (including after the Closing Date, the Company and Mexican Subsidiaries) shall be entitled to rely on the appointment of Renato Picard as the Seller Representative and treat such Seller Representative as the duly appointed attorney-in-fact of each Seller and has having the duties, power and authority provided for in this Clause 17. The Sellers shall be bound by all actions taken and documents executed by the Seller Representative in connection with this Agreement and the Transaction Documents, and Buyer shall be entitled to rely exclusively on any action or decision of the Seller Representative. The Seller Representative may resign at any time. The Person serving as the Seller Representative may be removed or replaced from time to time, or if such Person resigns from its position as the Seller Representative, then a successor may be appointed, by the Sellers whose aggregate Pro Rata Share exceeds 50% collectively, in each case upon not less than thirty (30) days’ prior written notice to Buyer. No bond shall be required of the Seller Representative.

17.2.

The Seller Representative shall not be liable to any Seller for any act done or omitted hereunder as the Seller Representative while acting in good faith (and any act done or omitted pursuant to the advice of counsel shall be conclusive evidence of such good faith) and without gross negligence or willful misconduct. The Seller Representative shall serve as the Seller Representative without compensation; provided that the Sellers shall severally but not jointly indemnify the Seller Representative and hold it harmless against any Damages or expense incurred without gross negligence, willful misconduct or bad faith on the part of the Seller Representative and arising out of, resulting from or in connection with the acceptance or administration of its duties hereunder, including all reasonable out-of-pocket costs and expenses and legal fees and other legal costs reasonably incurred by the Seller Representative (the “Seller Representative Expenses”). If not paid directly to the Seller Representative by the Sellers, such Losses or expenses may be recovered by the Seller Representative from the funds in the Expense Fund Amount; provided, that while this section allows the Seller Representative to be paid from the aforementioned sources of funds, this does not relieve the Sellers from their obligation to promptly pay such Seller Representative expenses as they are suffered or incurred, nor does it prevent the Seller Representative from seeking any remedies available to it at law or otherwise. In no event will the Seller Representative be required to advance its own funds on behalf of the Sellers or otherwise. Notwithstanding anything in this Agreement to the contrary, any restrictions or limitations on liability or indemnification obligations of the Sellers set forth elsewhere in this Agreement are not intended to be applicable to the indemnities provided to the Seller Representative under this Clause. The foregoing indemnities will survive the Closing, the resignation or removal of the Seller Representative or the termination of this Agreement.

17.3.

After the Closing, any notice or communication given or received by, and any decision, action, failure to act within a designated period of time, agreement, consent, settlement, resolution or instruction of, the Seller Representative that is within the scope of the Seller Representative’s authority under Clause 17.1 shall constitute a notice or communication to or by, or a decision, action, failure to act within a designated period of time, agreement, consent, settlement, resolution or instruction of all the Sellers and shall be final, binding and conclusive upon each such Sellers; and Buyer and BVI Affiliate shall be entitled to rely exclusively upon any such notice, communication, decision, action, failure to act within a designated period of time, agreement, consent, settlement, resolution or instruction as being a notice or communication to or by, or a decision, action, failure to act within a designated period of time, agreement, consent, settlement, resolution or instruction of, each and every such Seller. Buyer and BVI Affiliate, and after the Closing, the Company and Mexican Subsidiaries, are hereby relieved from any liability to any Person for any acts done by them in accordance with such notice, communication, decision, action, failure to act within a designated period of time, agreement, consent, settlement, resolution or instruction of the Seller Representative.

17.4.

Upon the Closing, the Company will wire to the Seller Representative the Expense Fund Amount, which shall be treated as Leakage, which will be used for the purposes of paying directly, or reimbursing the Seller Representative for, any Seller Representative Expenses incurred pursuant to this Agreement and the agreements ancillary hereto. The Seller Representative is not providing any investment supervision, recommendations or advice and shall have no responsibility or liability for any loss of principal of the Expense Fund Amount other than as a result of its gross negligence or willful misconduct. The Seller Representative is not acting as a withholding agent or in any similar capacity in connection with the Expense Fund Amount, and has no tax reporting or income distribution obligations. The Seller Representative may contribute funds to and increase the Expense Fund Amount from any consideration otherwise distributable to the Sellers. The Sellers will not receive any interest or earnings on the Expense Fund Amount and irrevocably transfer and assign to the Seller Representative any ownership right that they may otherwise have had in any such interest or earnings. As soon as practicable following the earlier of the date that is 30 days after the end of the Second Earn Out

Period and the completion of the Seller Representative’s responsibilities, the Seller Representative will deliver any remaining balance of the Expense Fund Amount, if applicable, to the Sellers in accordance with their original Pro Rata Share (notwithstanding any subsequent adjustment thereto in accordance with the terms hereof). For tax purposes, the Expense Fund Amount will be treated as having been received and voluntarily set aside by the Sellers at the time of Closing.

18.	GOVERNING LAW AND JURISDICTION

18.1.	Governing law.

This Agreement shall be governed by and construed in accordance with the applicable internal Laws of the State of New York, without giving effect to principles of conflicts of laws .

18.2.	Dispute resolution

Any and all disputes, controversies or claims arising out of or in connection with this Agreement shall be finally settled under the Rules of Arbitration of the International Chamber of Commerce (the “ICC Rules”).

The seat of arbitration shall be New York City, New York. The arbitration shall be conducted in the English language.

The dispute shall be resolved by 3 (three) arbitrators. Each party shall nominate one arbitrator as provided by the ICC Rules. The two party-nominated arbitrators shall nominate the third arbitrator, who shall serve as the president of the tribunal, within 30 (thirty) days of the date of confirmation of the appointment of the second arbitrator in accordance with the ICC Rules. Any arbitrator not timely nominated hereunder shall be appointed in accordance with the ICC Rules. The arbitrators shall be fluent in English.

Any arbitration hereunder shall be confidential, and the Parties shall not, and shall cause their Representatives not to, disclose to any third party the existence or status of the arbitration and all information made known and documents produced in the arbitration not otherwise in the public domain, and all awards arising from the arbitration (together, the “Confidential Arbitration Information”), except and to the extent that disclosure is required by applicable Law or is required to protect or pursue a legal right; provided, that a Party shall request, to the fullest extent permitted by Law, that any Confidential Arbitration Information which may be required to be disclosed to a court, tribunal or any Governmental Authority be considered confidential business information that should be kept under seal and outside the public domain.

The prevailing party, as determined by the arbitral tribunal, shall be entitled to recover its costs and reasonable attorneys’ fees from the non-prevailing party.

The award rendered by the arbitral tribunal shall be final and binding to the Parties thereto and may be enforced in any court of competent jurisdiction.

19.	COUNTERPARTS

This Agreement may be executed in any number of counterparts and by the Parties on separate counterparts, each of which when executed and delivered shall constitute an original, but all the counterparts shall together constitute but one and the same instrument deemed executed on the date indicated on the heading of this Agreement.

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IN WITNESS WHEREOF, this sale and purchase agreement has been duly executed by the Parties in the place and on the first date above written.

The Buyer

SWVL GLOBAL FZE

/s/ Mostafa Essa Mohamed Mohamed Kandil

By: Mr. Mostafa Essa Mohamed Mohamed Kandil

Position: Chief Executive Officer

BVI Affiliate

SWVL HOLDINGS CORP

/s/ Youssef Salem

By: Mr. Youssef Salem

Position: Chief Financial Officer

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[Signature Page to Sale and Purchase Agreement]

IN WITNESS WHEREOF, this sale and purchase agreement has been duly executed by the Parties in the place and on the first date above written.

The Company

URBVAN MOBILITY LIMITED

/s/ Renato Picard

By: Renato Picard

Position: Director

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[Signature Page to Sale and Purchase Agreement]

IN WITNESS WHEREOF, this sale and purchase agreement has been duly executed by the Parties in the place and on the first date above written.

Renato Picard, solely in his capacity as Seller Representative

/s/ Renato Picard

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IN WITNESS WHEREOF, this sale and purchase agreement has been duly executed by the Parties in the place and on the first date above written.

Seller

JOAO DE MATOS COELHO ALBINO

/s/ Joao De Matos Coelho Albino

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[Signature Page to Sale and Purchase Agreement]

IN WITNESS WHEREOF, this sale and purchase agreement has been duly executed by the Parties in the place and on the first date above written.

Seller

RENATO PICARD ALVAREZ

/s/ Renato Picard Alvarez

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[Signature Page to Sale and Purchase Agreement]

IN WITNESS WHEREOF, this sale and purchase agreement has been duly executed by the Parties in the place and on the first date above written.

Seller

ANGEL VENTURES PACIFIC ALLIANCE FUND II,

LIMITED PARTNERSHIP

By: Angel Ventures II GP LP

/s/ Camilo Kejner

Position: Managing Representative

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IN WITNESS WHEREOF, this sale and purchase agreement has been duly executed by the Parties in the place and on the first date above written.

Seller

BANCO ACTINVER, S.A. INSTITUCIÓN DE BANCA MÚLTIPLE, GRUPO

FINANCIERO ACTINVER, ACTING AS TRUSTGEE OF IRREVOCABLE TRUST

F/4862, DESIGNATED AV PACIFIC ALLIANCE TRUST

/s/ Mauricio Rangel Laisequillas / Fernando Javier Lepine Camerena

By: Mauricio Rangel Laisequillas / Fernando Javier Lepine Camerena

Position: Trustee Delegates

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IN WITNESS WHEREOF, this sale and purchase agreement has been duly executed by the Parties in the place and on the first date above written.

Seller

BANCO ACTINVER, S.A. INSTITUCIÓN DE BANCA MÚLTIPLE, GRUPO

FINANCIERO ACTINVER, EN SU CARÁCTER DE FIDUCIARIO DEL

FIDEICOMISO DE INVERSIÓN EN CAPITAL PRIVADO NO. F/1596

DENOMINAO NAZCA MX-A ALLIANCE TRUST

/s/ Mauricio Rangel Laisequillas

By: Mauricio Rangel Laisequillas

Position: Trustee Delegate

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IN WITNESS WHEREOF, this sale and purchase agreement has been duly executed by the Parties in the place and on the first date above written.

Seller

BANCO ACTINVER, S.A., INSTITUCIÓN DE BANCA MÚLTIPLE, GRUPO

FINANCIERO ACTINVER, EN SU CARÁCTER DE FIDUCIARIO DEL

FIDEICOMISO DE INVERSIÓN EN CAPITAL PRIVADO NO. F/1596

DENOMINADO NAZCA MX-A

/s/ Alejandra Peňa Martin

By: Alejandra Peňa Martin

Position: Delegado Fiduciario

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IN WITNESS WHEREOF, this sale and purchase agreement has been duly executed by the Parties in the place and on the first date above written.

Seller

CONNY & CO. AG

/s/ Dr. Cornelius Boersch

By: Dr. Cornelius Boersch

Position: Director

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IN WITNESS WHEREOF, this sale and purchase agreement has been duly executed by the Parties in the place and on the first date above written.

Seller

DILA CAPITAL III, L.P.

Represented by its General Manager, Dila III LLC

/s/ Eduardo Clave Robina

By: Eduardo Clave Robina

Position: Managing Partner

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IN WITNESS WHEREOF, this sale and purchase agreement has been duly executed by the Parties in the place and on the first date above written.

Seller

DR. CORNELIUS BOERSCH

/s/ Dr. Cornelius Boersch

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IN WITNESS WHEREOF, this sale and purchase agreement has been duly executed by the Parties in the place and on the first date above written.

Seller

ELÍAS ACHAR LEVY

/s/ Elias Achar Levy

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[Signature Page to Sale and Purchase Agreement]

IN WITNESS WHEREOF, this sale and purchase agreement has been duly executed by the Parties in the place and on the first date above written.

Seller

KASZEK VENTURES III, L.P.

By: Kaszek Partners III, L.P, its General Partner

By: Kaszek Partners III, Ltd., its General Partner

/s/ Nicolas Szekasy

By: Nicolas Szekasy

Position: Director

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IN WITNESS WHEREOF, this sale and purchase agreement has been duly executed by the Parties in the place and on the first date above written.

Seller

LIIL CVC, S.A.P.I. de C.V.

/s/ Verne Lizano

By: Verne Lizano

Position: CEO

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[Signature Page to Sale and Purchase Agreement]

IN WITNESS WHEREOF, this sale and purchase agreement has been duly executed by the Parties in the place and on the first date above written.

Seller

MOUNTAIN PARTNERS AG

/s/ Dr. Cornelius Boersch

By: Dr. Cornelius Boersch

Position: Director

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[Signature Page to Sale and Purchase Agreement]

IN WITNESS WHEREOF, this sale and purchase agreement has been duly executed by the Parties in the place and on the first date above written.

Seller

SION SHAMOSH LEVY

/s/ Sion Shamosh Levy

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[Signature Page to Sale and Purchase Agreement]

IN WITNESS WHEREOF, this sale and purchase agreement has been duly executed by the Parties in the place and on the first date above written.

Seller

THE EFRUSY FAMILY TRUST

/s/ Kevin Efrusy

By: Kevin Efrusy

Position: Manager

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[Signature Page to Sale and Purchase Agreement]

IN WITNESS WHEREOF, this sale and purchase agreement has been duly executed by the Parties in the place and on the first date above written.

Seller

URBVAJ, S.A.P.I. DE C.V.

/s/ Andres Azcarraga Rivera Torres

By: Andres Azcarraga Rivera Torres

Position: Partner

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[Signature Page to Sale and Purchase Agreement]

IN WITNESS WHEREOF, this sale and purchase agreement has been duly executed by the Parties in the place and on the first date above written.

Seller

VALORARZE, S.A.P.I. DE C.V.

/s/ Jaime Enrique Zunzunegui Villegas

By: Jaime Enrique Zunzunegui Villegas

Position: Director

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[Signature Page to Sale and Purchase Agreement]

IN WITNESS WHEREOF, this sale and purchase agreement has been duly executed by the Parties in the place and on the first date above written.

Seller

VENTURE BUILDER NAZCA MX-A, S.A.P.I. DE C.V.

/s/ Hector Sepulveda

By: Hector Sepulveda

Position: Managing Partner

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IN WITNESS WHEREOF, this sale and purchase agreement has been duly executed by the Parties in the place and on the first date above written.

Seller

CAPRIA SEED SERIES, A SERIES OF CAPRIA FUND LLC

/s/ William Poole VIII

By: William Poole VIII

Position: Manager, Capria Manager LLC, it’s manager

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IN WITNESS WHEREOF, this sale and purchase agreement has been duly executed by the Parties in the place and on the first date above written.

Seller

CAPRIA II GP LLC

/s/ William Poole VIII

By: William Poole VIII

Position: Manager

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IN WITNESS WHEREOF, this sale and purchase agreement has been duly executed by the Parties in the place and on the first date above written.

Seller

COMERCIALIZADORA EAYEA S.A. DE C.V.

/s/ Carlos Jose Peyrelongue Diener

By: Carlos Jose Peyrelongue Diener

Position: Legal representative

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IN WITNESS WHEREOF, this sale and purchase agreement has been duly executed by the Parties in the place and on the first date above written.

Seller

EMILIO OLAVARRI HERVELLA

/s/ Emilio Olavarri Hervella

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[Signature Page to Sale and Purchase Agreement]

IN WITNESS WHEREOF, this sale and purchase agreement has been duly executed by the Parties in the place and on the first date above written.

Seller

RAMON GOMEZ DEL VALLE

/s/ Ramon Gomez Del Valle

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[Signature Page to Sale and Purchase Agreement]

IN WITNESS WHEREOF, this sale and purchase agreement has been duly executed by the Parties in the place and on the first date above written.

Seller

DHARWIN AARÓN PÉREZ RODRÍGUEZ

/s/ Dharwin Aarón Pérez Rodríguez

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[Signature Page to Sale and Purchase Agreement]

IN WITNESS WHEREOF, this sale and purchase agreement has been duly executed by the Parties in the place and on the first date above written.

Seller

ANDRUS SAID MANCERA CHÁVEZ

/s/ Andrus Said Mancera Chávez

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[Signature Page to Sale and Purchase Agreement]

IN WITNESS WHEREOF, this sale and purchase agreement has been duly executed by the Parties in the place and on the first date above written.

Seller

JAIME SEVILLA SAVARIEGO

/s/ Jaime Sevillas Savariego

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[Signature Page to Sale and Purchase Agreement]

IN WITNESS WHEREOF, this sale and purchase agreement has been duly executed by the Parties in the place and on the first date above written.

Seller

ÓSCAR ARTURO MENDOZA CAMPOS

/s/ Óscar Arturo Mendoza Campos

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[Signature Page to Sale and Purchase Agreement]

IN WITNESS WHEREOF, this sale and purchase agreement has been duly executed by the Parties in the place and on the first date above written.

Seller

RINAY PICARD

/s/ Rinay Picard

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[Signature Page to Sale and Purchase Agreement]

IN WITNESS WHEREOF, this sale and purchase agreement has been duly executed by the Parties in the place and on the first date above written.

Seller

JOSE VICENTE TORRES GARIBAY

/s/ Jose Vicente Torres Garibay

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[Signature Page to Sale and Purchase Agreement]

IN WITNESS WHEREOF, this sale and purchase agreement has been duly executed by the Parties in the place and on the first date above written.

Seller

SANTIAGO ARNAU RULE

/s/ Santiago Arnau Rule

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[Signature Page to Sale and Purchase Agreement]

IN WITNESS WHEREOF, this sale and purchase agreement has been duly executed by the Parties in the place and on the first date above written.

Seller

LUIS ARMANDO CHÁVEZ SOTO

/s/ Luis Armando Chávez Soto

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[Signature Page to Sale and Purchase Agreement]

IN WITNESS WHEREOF, this sale and purchase agreement has been duly executed by the Parties in the place and on the first date above written.

Seller

ESTEFANIA ABURTO SALINAS

/s/ Estafania Aburto Salinas

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[Signature Page to Sale and Purchase Agreement]

IN WITNESS WHEREOF, this sale and purchase agreement has been duly executed by the Parties in the place and on the first date above written.

Seller

MAX CESAR LINARES

/s/ Max Cesar Linares

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[Signature Page to Sale and Purchase Agreement]

IN WITNESS WHEREOF, this sale and purchase agreement has been duly executed by the Parties in the place and on the first date above written.

Seller

ANDRÉS GONZÁLEZ

/s/ Andrés González

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[Signature Page to Sale and Purchase Agreement]

IN WITNESS WHEREOF, this sale and purchase agreement has been duly executed by the Parties in the place and on the first date above written.

Seller

GABRIELA ESQUIVEL GUADARRAMA

/s/ Gabriela Esquivel Guadarrama

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[Signature Page to Sale and Purchase Agreement]

IN WITNESS WHEREOF, this sale and purchase agreement has been duly executed by the Parties in the place and on the first date above written.

Seller

BRAULIO VALENZUELA MENDOZA

/s/ Braulio Valenzuela Mendoz

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[Signature Page to Sale and Purchase Agreement]

IN WITNESS WHEREOF, this sale and purchase agreement has been duly executed by the Parties in the place and on the first date above written.

Seller

KEVIN BRYAN GARCIA ALONSO

/s/ Kevin Bryan Garcia Alonso

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[Signature Page to Sale and Purchase Agreement]

IN WITNESS WHEREOF, this sale and purchase agreement has been duly executed by the Parties in the place and on the first date above written.

Seller

TABATA WADGYMAR IÑIGUEZ

/s/ Tabata Wedgymar Iñiguez

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[Signature Page to Sale and Purchase Agreement]

IN WITNESS WHEREOF, this sale and purchase agreement has been duly executed by the Parties in the place and on the first date above written.

Seller

MAURICIO IVAN LEMALE ABARCA

/s/ Maricio Ivan Lemale Abarca

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[Signature Page to Sale and Purchase Agreement]

IN WITNESS WHEREOF, this sale and purchase agreement has been duly executed by the Parties in the place and on the first date above written.

Seller

SANTOS VALDEZ GONZALEZ ISSUR

/s/ Santos Valdez Gonzalez Issur

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[Signature Page to Sale and Purchase Agreement]

IN WITNESS WHEREOF, this sale and purchase agreement has been duly executed by the Parties in the place and on the first date above written.

Seller

JESUS CHAGOYA PEREZ

/s/ Jesus Chagoya Perez

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[Signature Page to Sale and Purchase Agreement]

IN WITNESS WHEREOF, this sale and purchase agreement has been duly executed by the Parties in the place and on the first date above written.

Seller

MARIANA ALEJANDRA FUENTES PEÑUELAS

/s/ Mariana Alejandra Fuentes Peñuelas

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[Signature Page to Sale and Purchase Agreement]

IN WITNESS WHEREOF, this sale and purchase agreement has been duly executed by the Parties in the place and on the first date above written.

Seller

ANA LAURA LAZO OJEDA

/s/ Ana Laura Lazo Ojeda

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[Signature Page to Sale and Purchase Agreement]

IN WITNESS WHEREOF, this sale and purchase agreement has been duly executed by the Parties in the place and on the first date above written.

Seller

KARLA STEPHANIA LOPEZ GALVAN

/s/ Karla Stephania Lopez Galvan

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[Signature Page to Sale and Purchase Agreement]

IN WITNESS WHEREOF, this sale and purchase agreement has been duly executed by the Parties in the place and on the first date above written.

Seller

YAIR DANIEL LOPEZ MEDINA

/s/ Yair Daniel Lopez Medina

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[Signature Page to Sale and Purchase Agreement]

IN WITNESS WHEREOF, this sale and purchase agreement has been duly executed by the Parties in the place and on the first date above written.

Seller

JESUS ALEJANDRO MATHEUS SPOSITO

/s/ Jesus Alejandro Matheus Sposito

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[Signature Page to Sale and Purchase Agreement]

IN WITNESS WHEREOF, this sale and purchase agreement has been duly executed by the Parties in the place and on the first date above written.

Seller

LUIS OCARIZ BARRERA

/s/ Luis Ocariz Barrera

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[Signature Page to Sale and Purchase Agreement]

IN WITNESS WHEREOF, this sale and purchase agreement has been duly executed by the Parties in the place and on the first date above written.

Seller

EMANUEL FERNANDO MORALES RODRIGUEZ

/s/ Emanuel Fernando Morales Rodriguez

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[Signature Page to Sale and Purchase Agreement]

IN WITNESS WHEREOF, this sale and purchase agreement has been duly executed by the Parties in the place and on the first date above written.

Seller

KARLA AIMEE SANCHEZ JIMENEZ

/s/ Karla Aimee Sanchez Jemenez

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[Signature Page to Sale and Purchase Agreement]

IN WITNESS WHEREOF, this sale and purchase agreement has been duly executed by the Parties in the place and on the first date above written.

Seller

SANDRA PAOLA HUERTA AGUILAR

/s/ Sandra Paola Huerta Aguilar

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[Signature Page to Sale and Purchase Agreement]

IN WITNESS WHEREOF, this sale and purchase agreement has been duly executed by the Parties in the place and on the first date above written.

Seller

SERGIO HERNÁNDEZ GARCÍA

/s/ Sergio Hernández García

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[Signature Page to Sale and Purchase Agreement]

IN WITNESS WHEREOF, this sale and purchase agreement has been duly executed by the Parties in the place and on the first date above written.

Seller

BERENICE BRIBIESCA IBARRA

/s/ Berenice Bribiesca Ibarra

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[Signature Page to Sale and Purchase Agreement]

IN WITNESS WHEREOF, this sale and purchase agreement has been duly executed by the Parties in the place and on the first date above written.

Seller

SANDRA JUDITH CONTRERAS ORTIZ

/s/ Sandra Judith Contreras Ortiz

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[Signature Page to Sale and Purchase Agreement]

IN WITNESS WHEREOF, this sale and purchase agreement has been duly executed by the Parties in the place and on the first date above written.

Seller

MIGUEL ANGEL TOLEDANO JUAREZ

/s/ Miguel Angel Toledano Juarez

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